UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 June 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	—	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
August 24, 2020

Portfolio Managers’
Comments
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund's investment adviser. Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Jujhar Sohi manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Andy Hwang and Thomas Lavia, CFA, manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.
Effective October 28, 2019, Ray Wicklander is no longer a portfolio manager for the Nuveen NWQ Large Cap Value Fund and Nuveen NWQ Multi-Cap Value Fund. Jujhar Sohi has been added as a portfolio manager to both Funds.
Effective July 17, 2019, Thomas Lavia, CFA, was added as a portfolio manager for the Nuveen Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund. Phyllis Thomas is no long a portfolio manager of the Funds.
Below, the team discusses economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended June 30, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 11.1% in June 2020 from 3.7% in June 2019. The economy added 4.8 million jobs in June 2020, following the addition of 2.7 million jobs in May 2020. However, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 5% in June 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.6% over the twelve-month reporting period ended June 30, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.5% year-over-year in May 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.1% and 3.7%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April and June 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. (Subsequent to the close of the reporting period, there were no policy changes at the Fed’s July 2020 meeting.)
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission pro-

posed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020 after the close of the reporting period. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Within equities, aside from a short-lived rally in value stocks towards the end of May 2020, growth continued to dislocate from value, driving the performance gap between the two styles to a historic level. Growth continued to outperform value within international equities. The COVID-19 crisis has created a near perfect environment for growth stocks to outperform as technology, health care and other defensive sectors have been prime beneficiaries of the crisis, while the financial, energy and other cyclical industry sectors have suffered from the economic slowdown. Not surprisingly, earnings revisions have been highest in sectors such as consumer discretionary, energy, financial and real estate, which have borne the brunt of the crisis.
How did the Funds perform during the twelve-month reporting period ended June 30, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2020. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2020 and how did these strategies influence performance?
Nuveen NWQ Global Equity Income Fund
The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index and its comparative Lipper classification average for the twelve-month reporting period ended June 30, 2020.
The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be

Portfolio Managers’ Comments (continued)
the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards. The Fund may employ the use of structured notes to find compelling risk/reward investments.
During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which has generated an unprecedented exogenous shock to the global economy. Volatility picked up dramatically. Central banks and governments globally have taken steps to shore up their economies and provide liquidity to essential areas of the financial markets. The stimulus-fueled rally in the first two months of the second half of the reporting period was tempered in June 2020 given concerns over a spike in COVID-19 infections in the U.S. in a number of states, as well as in some of the emerging markets, particularly Brazil and India.
We have been closely monitoring the shareholder returns and dividend policy outlooks for our companies. Indeed, many have cut back their dividends due to cash flow stress, economic uncertainty, and political pressure. When evaluating our companies based on their dividend prospects, we are more optimistic about those that can expediently return to their dividend levels attained pre-COVID-19 crisis than ones who will struggle to regain prior levels. We have adjusted the Fund’s portfolio accordingly to reflect updated capital return outlooks and have retained certain companies with lowered dividends where prospects for recovery are more favorable, while exiting others that are less favorable.
The Fund underperformed the MSCI World Index, while outperforming the MSCI World Value Index. Within equities, aside from a short-lived rally in value stocks towards the end of May 2020, growth continued to dislocate from value, driving the performance gap between the two styles to a historic level. The major differential in style index returns was certainly a factor driving this underperformance. Relative performance versus the core MSCI World Index, favorable stock selection in the health care sector contributed to relative returns. However, this was outweighed by underperforming names in the financial, information technology and communication services sectors, which were the largest detractors from relative returns. On a regional basis, while our exposure in the United Kingdom was a strong contributor to returns, our allocation in the United States and Europe (excluding the United Kingdom) underperformed.
Among the Fund’s top contributors to absolute performance over the reporting period were technology sectors holdings Microsoft and Nintendo. Microsoft outperformed on better than expected quarterly earnings and revenue results as each of their business units and geographies delivered strong growth. Additionally, the company saw strong demand for their products due to social distancing and shelter-in-place measures stemming from the COVID-19 crisis. Nintendo outperformed as the Nintendo Switch entertainment console was a key beneficiary of "stay-at-home" orders due to the COVID-19 crisis, as consumers are choosing video games as one of their primary ways to spend their additional discretionary time. The launch of their latest title, Animal Crossing, has been extremely well received. Lastly, financial sector holding Deutsche Boerse AG was a strong contributor to performance as the company reported strong quarterly profits, which were the result of markedly higher market volatility. We continue to hold these positions.
Among the Fund’s top detractors from absolute performance were Delta Air Lines Inc, AIB Group PLC, and Enterprise Product Partners. Delta Airlines underperformed due to the sharp decline in airline travel owed to the COVID-19 crisis. NWQ eliminated the position on concerns over the company’s increased debt load and government intervention. We also eliminated our position in AIB Group given concerns about the earnings outlook and future shareholder returns, especially in the middle of the COVID-19 crisis. We saw little path to return on investment improvement, particularly amid the challenging Irish macro environment, which has posed challenges for banks to work with given the regulatory regime and we decided to exit the position. Lastly, Enterprise Product Partners fell sharply due to the impact of collapsing product and commodity prices and demand resulting from the COVID-19 crisis as well as the failure of Russia and Saudi Arabia to agree to an extension of their supply cuts, precipitating a price war. Concerns over bankruptcies of producers, notwithstanding the quality of most of EPD's counter parties, roiled the sector. We continued to hold the position as energy markets underwent a massive recovery during the second half of the reporting period following a disastrous first quarter 2020. Notably, liquefied petroleum gas (LPG) and petrochemical exports rebounded due to strong foreign demand for fuel and heating supplies.

Nuveen NWQ International Value Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index but outperformed the Lipper classification average for the twelve-month reporting period ended June 30, 2020.
The investment objective of the Fund is to seek long-term capital appreciation. Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.
During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which has generated an unprecedented shock to the global economy. Volatility picked up dramatically. Central banks and governments globally have taken steps to shore up their economies and provide liquidity to essential areas of the financial markets. The stimulus-fueled rally in the first two months of the second half of the reporting period was tempered in June 2020 given concerns over a spike in COVID-19 infections in the U.S., as well as in some of the emerging markets, particularly Brazil and India.
The information technology and real estate sectors were leading contributors on a relative basis. The financial, energy and communication services sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, United Kingdom, emerging markets and Pacific excluding Japan holdings contributed to relative results while overall selections in the Europe and the Middle East (excluding the United Kingdom), Japan and Canada were the top detractors from relative performance.
Several individual holdings contributed to absolute performance, including, technology holding MediaTek Inc. contributed to performance. The company posted solid quarterly results with double-digit operating margins, benefiting from new mobile designs and has provided positive growth and improved profitability outlooks. In addition, industrials sector holding Deutsche Post AG contributed to performance as first quarter results were better than feared, the company showed progress in their internal improvement program and many areas of their business especially the parcel business showed acceleration despite the weak economic conditions. Lastly, health care holding Sanofi SA contributed to performance. Investors have buoyed the stock as the relatively new management team has provided more strategic and financial clarity. We continue to hold the positions.
Several individual holdings detracted from absolute performance, including energy sector holding, Canadian Natural Resources Ltd. declined significantly as crude oil fell 66% in the first quarter due to the combination of the global economic shutdown due to COVID-19 crisis, and the Saudi/Russia failure to agree to an expanded supply cut, leading to a price war. Canadian Natural Resources responded with a substantial cut to its capital expenditures, but nothing could prevent a significant stock price decline. The Fund has sold its position in Canadian Natural Resources. Also detracting from performance was energy holding, Tenaris SA. The company was unable to escape the crossfire between Russia and OPEC in regards to the production of oil and the subsequent impact on price. The Fund continues to hold the position and actively monitors the company. Lastly, financial sector holding Bank of Ireland Group PLC also detracted from performance. We eliminated our position in Bank of Ireland as we believe the company to remain challenged due to the COVID-19 crisis and ensuing recession, particularly in Europe. Additionally, the concern over dividend cuts across European banks adds negative pressure on the stock.
Nuveen NWQ Multi-Cap Value Fund
Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2020.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Portfolio Managers’ Comments (continued)
During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which generated an unprecedented exogenous shock to the global economy. All major equity markets declined by double-digits, with most of the declines coming in March 2020. The speed of decline was quite unprecedented as was the rally which ensued during the last week of March 2020. Value indexes significantly underperformed their growth counterparts globally, but small cap companies also meaningfully underperformed large caps. Aside from the brief rally towards the end of March 2020, markets sold off broadly across all sectors, leaving investors little room to hide outside of cash. Notwithstanding its historic premium, growth continued to dislocate from value, further distancing the performance gap between the two styles as the financial, energy and other cyclical industry sectors have borne the brunt of this sell-off.
However, equity markets rebounded strongly in the second half of the reporting period following one of the worst performing periods since the financial crisis in 2008. All major equity markets rallied by double-digits as central banks and governments provided seemingly unlimited amounts of monetary and fiscal stimulus, delivering much needed liquidity to the capital markets and financial relief to individuals and businesses. The S&P 500®Index recorded its best quarter in more than two decades, rising 20.5% while recouping almost all of the losses suffered earlier in the reporting period. The NASDAQ-100 Index, given its heavy weighting toward technology stocks, made a full recovery from the first quarter of 2020 and as of end of the reporting period is 12.7%, as many companies, including Facebook Inc., Amazon.com Inc., Apple Inc., Netflix, Inc. and Alphabet Inc. (FAANG stocks), have greatly benefited from the “shelter in place” trade. However, the stimulus-fueled rally in the first two months of the reporting period was tempered in June 2020 given concerns over a spike in COVID-19 infections in the U.S. in a number of states, as well as in some of the emerging markets, particularly Brazil and India.
Several investments contributed meaningfully to the Fund’s absolute performance, including health care sector holding Bio-Rad Laboratories, Inc. Bio-Rad stock continued its strong multi-year performance driven by strong first quarter earnings and continued revenue growth. The impact of the COVID-19 crisis and the new chief financial officer and chief operating officer (both one year at the company) have focused their efforts on improved internal execution and free cash flow generation. Bio-Rad Laboratories Inc. stock still trades at a meaningful discount to life sciences, tools and diagnostic peers, although we trimmed our position given its appreciation. In addition, communication services sector holding, Activision Blizzard, Inc. was a top contributor for the reporting period. Video game stocks have done well as people are staying home during the COVID-19 crisis. The company beat analyst estimates for both revenue and earnings per share for the first quarter of 2020. Lastly, pharmaceutical company, Incyte Corp contributed to performance. Incyte stock rose during the reporting period as its oral oncology drug, Jakafi, is relatively insulated from COVID-19 interruptions given it does not require a health care facility visit. Interest in their pipeline increased as the company received approval for two development assets and advanced several other prospective drugs into trials to treat COVID-19. We continue to hold the positions.
Several holdings detracted from absolute performance, including the industrials sector holding Delta Air Lines Inc. which fell sharply given that air travel has effectively shut-down during the COVID-19 crisis. Delta is one of the best run, best capitalized airlines but that couldn't provide protection given the virtual shutdown of airline traffic. The government has targeted airlines for specialized grants, which will provide some protection. In addition, CIT Group Inc., continued to face headwinds from credit deterioration and revenue declines due to the COVID-19 crisis. The ill-timed acquisition of Mutual of Omaha Bank in February further eroded CIT’s capital ratios. Lastly, energy sector holding Equitrans Midstream Corp detracted from performance. The company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. The Fund no longer holds these positions.
Nuveen NWQ Large-Cap Value Fund
The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2020.
The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which generated an unprecedented exogenous shock to the global economy. All major equity markets declined by double-digits, with most of the declines coming in March 2020. The speed of decline was quite unprecedented as was the rally which ensued during the last week of March 2020. Value indexes significantly underperformed their growth counterparts globally, but small cap companies also meaningfully underperformed large caps. Aside from the brief rally towards the end of March 2020, markets sold off broadly across all sectors, leaving investors little room to hide outside of cash. Notwithstanding its historic premium, growth continued to dislocate from value, further distancing the performance gap between the two styles as the financial, energy, and other cyclical industry sectors have borne the brunt of this sell-off.
However, equity markets rebounded strongly in the second half of the reporting period following one of the worst performing periods since the financial crisis in 2008. All major equity markets rallied by double-digits as central banks and governments provided seemingly unlimited amounts of monetary and fiscal stimulus, delivering much needed liquidity to the capital markets and financial relief to individuals and businesses. The S&P 500®Index recorded its best quarter in more than two decades, rising 20.5% while recouping almost all of the losses suffered earlier in 2020. The NASDAQ-100 Index, given its heavy weighting toward technology stocks, made a full recovery from the first quarter malaise and as of end of the reporting period is now +12.7% on the year, as many companies, including Facebook Inc., Amazon.com Inc, Apple Inc., Netflix Inc. and Alphabet Inc. (FAANG stocks), have greatly benefited from the “shelter in place” trade. However, the stimulus-fueled rally in the first two months of the quarter was tempered in June given concerns over a spike in COVID-19 infections in the U.S. in a number of states, as well as in some of the emerging markets, particularly Brazil and India.
On a relative basis, the information technology and the health care sectors were the leading contributors to performance during the reporting period. The financials, consumer discretionary, and energy sectors were the leading detractors during the reporting period.
Several investments contributed meaningfully to the Fund’s absolute performance, including communication services sector holding, Activision Blizzard, Inc. Video game stocks have done well as people are staying home during the COVID-19 crisis. The company beat analyst estimates for both revenue and earnings per share for the first quarter of 2020. In addition, health care sector holding Bio-Rad Laboratories, Inc. contributed to performance. Bio-Rad stock continued its strong multi-year performance driven by strong first quarter earnings and continued revenue growth. The impact of the COVID-19 crisis and the new chief financial officer and chief operating officer (both one year at the company) have focused their efforts on improved internal execution and free cash flow generation. Bio-Rad stock still trades at a meaningful discount to life sciences, tools, and diagnostic peers, although we trimmed our positions given its appreciation. Lastly, pharmaceutical company, Incyte Corp. was a top contributor during the reporting period. Incyte stock rose as its oral oncology drug, Jakafi, is relatively insulated from COVID-19 interruptions given it does not require a health care facility visit. Interest in their pipeline increased as the company received approval for two independent assets and advanced several other prospective drugs into trials to treat COVID-19. We continue to hold these positions.
Several holdings detracted from absolute performance including the industrials sector holding Delta Air Lines Inc. which fell sharply given that air travel has effectively shut-down during the COVID-19 crisis. Delta is one of the best run, best capitalized airlines but that couldn't provide protection given the virtual shutdown of airline traffic. Additionally, Suncor stock fell sharply as crude prices plummeted during March 2020 due to the combination of collapsing demand due to COVID-19, as well as an oil price war initiated by the failure of Saudi Arabia and Russia to agree to an extension of production cuts. Lastly, energy sector holding Equitrans Midstream Corp detracted from performance. The company’s stock lagged on increased concerns around leverage, payout sustainability and ability to navigate a challenging 2020 if the Mountain Valley Pipeline project remains in regulatory limbo. The Fund no longer holds these positions.
Nuveen NWQ Small/Mid-Cap Value Fund
The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index, while underperforming its Lipper classification average for the twelve-month reporting period ended June 30, 2020.

Portfolio Managers’ Comments (continued)
The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small to medium market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which generated an unprecedented exogenous shock to the global economy. All major equity markets declined by double-digits, with most of the declines coming in March 2020. The speed of decline was quite unprecedented as was the rally which ensued during the last week of March 2020. Value indexes significantly underperformed their growth counterparts globally, but small cap companies also meaningfully underperformed large caps. Aside from the brief rally towards the end of March 2020, markets sold off broadly across all sectors, leaving investors little room to hide outside of cash. Notwithstanding its historic premium, growth continued to dislocate from value, further distancing the performance gap between the two styles as the financial, energy and other cyclical industry sectors have borne the brunt of this sell-off.
However, equity markets rallied strongly in the second half of the reporting period after a record-breaking fall during the first half of the reporting period. The market in many regards hit maximum pain where 97% of stocks in the New York Composite Index were trading below their 200 day moving averages and over 7,000 hit their 52-week lows in the final weeks of March 2020. In stark contrast, at the close of the reporting period, the NASDAQ-100 Index closed within 3% of record highs and tech titans now constitute the largest weightings in the S&P 500®Index and NASDAQ-100 Index since 2000. Small cap and value for its part, also rallied back, although, not as strongly as its growth and large cap counterparts. The Russell 2000® Value Index increased 17% during the second half of the reporting period, up 45%.
During the reporting period, stock selection in the producer durables, consumer discretionary and technology sectors contributed positively to the Fund’s relative performance, while stock selection in the financial services and energy sectors detracted from relative performance.
Several individual holdings contributed to performance, including health care sector holding Bio-Rad Laboratories, Inc. contributed to performance. Bio-Rad stock continued its strong multi-year performance driven by strong first quarter earnings and continued revenue growth. The impact of COVID-19 crisis was less than feared, and the new chief financial officer and chief operating officer (both one year at the company) have focused their efforts on improved internal execution and free cash flow generation. Bio-Rad stock still trades at a meaningful discount to life sciences, tools, and diagnostic peers, although we trimmed our positions given its appreciation. In addition, Teradyne Inc. contributed to performance as the stock rose on near-term order strength in testing business. We continue to hold as we remain favorable of the company's high margins and strong market position and see an acceleration in growth in the test business. Lastly, Knight-Swift was a top contributor during the reporting period due to a significant tightening of the truckload market. On the supply side, months of muted new truck orders combined with truck drivers exiting the market in favor of unemployment payments led to a difficulty in maintaining driver counts. Conversely, COVID-19 has placed intense pressure on U.S. supply chains leading to elevated demand, originally for packaged foods but more recently as consumers are forced to purchase goods over services and experiences. We continued to hold these positions.
Several holdings detracted from absolute performance, including RPT Realty which was negatively impacted by COVID-19 crisis stay-at-home warnings slowing traffic and fear of impairments to its real estate holdings. The company received an investment for Singapore's sovereign fund in late 2019, reflecting the company's select real estate portfolio. We continue to hold the position. Financial holding Ameris Bancorp also underperformed on the back of concerns that a severe economic recession due to the COVID-19 crisis would hurt company profits and that its commercial real estate exposure would suffer due to rising loan delinquencies and defaults. We continue to hold the position. Lastly, industrials holding Astronics Corp underperformed during the reporting period. Profitability initiatives remain underway, however, orders related to the Boeing 737 Max and efforts to improve profitability in the company’s satellite communications business were pushed out. We eliminated the position during the reporting period.
Nuveen NWQ Small-Cap Value Fund
The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and underperformed its Lipper classification average for the twelve-month reporting period ended June 30, 2020.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.
During the second half of the reporting period, global equity markets were roiled by the COVID-19 crisis, which generated an unprecedented exogenous shock to the global economy. All major equity markets declined by double-digits, with most of the declines coming in March 2020. The speed of decline was quite unprecedented as was the rally which ensued during the last week of March 2020. Value indexes significantly underperformed their growth counterparts globally, but small cap companies also meaningfully underperformed large caps. Aside from the brief rally towards the end of March 2020, markets sold off broadly across all sectors, leaving investors little room to hide outside of cash. Notwithstanding its historic premium, growth continued to dislocate from value, further distancing the performance gap between the two styles as the financial, energy and other cyclical industry sectors have borne the brunt of this sell-off.
However, equity markets rallied strongly in the second half of the reporting period after a record-breaking fall during the first half of the reporting period. The market in many regards hit maximum pain where 97% of stocks in the New York Composite Index were trading below their 200 day moving averages and over 7,000 hit their 52-week lows in the final weeks of March 2020. In stark contrast, at the close of the reporting period, the NASDAQ-100 Index closed within 3% of record highs and tech titans now constitute the largest weightings in the S&P 500®Index and NASDAQ-100 Index since 2000. Small cap and value for its part, also rallied back, although, not as strongly as its growth and large cap counterparts. The Russell 2000® Value Index increased 17% during the second half of the reporting period up 45%.
An overweight to information technology, as well as stock selection in the industrials and materials sectors helped relative performance, while stock selection in the health care and consumer staples sectors detracted from relative performance. Information technology holding Rambus Inc. rebounded meaningfully following our initiation of the position in mid-March 2020 based on compelling risk/reward. The bulk of Rambus’ revenue is tied to royalty contracts that have zero correlation to activity levels as they are fixed payments. Additionally, Rambus has a significant net cash position and, we believe, will continue to generate free cash flow through the COVID-19 crisis. Industrial holding Knight-Swift Transportation Holdings Inc. also contributed to performance due to a significant tightening of the truckload market. On the supply side, months of muted new truck orders combined with truck drivers exiting the market in favor of unemployment payments led to a difficulty in maintaining driver counts. Conversely, the COVID-19 crisis has placed intense pressure on U.S. supply chains leading to elevated demand, originally for packaged foods but more recently as consumers are forced to purchase goods over services and experiences. Lastly, information technology holding Entegris, Inc. contributed to performance. Entegris outperformed on strong demand for its specialty materials and filtration products for semiconductor manufacturing amid the trend towards miniaturization in electronics, 5G and cloud, which have been a tailwinds for this market. We continued to hold these positions.
Several holdings detracted from absolute performance, including RPT Realty which was negatively impacted by COVID-19 crisis stay-at-home warnings slowing traffic and fear of impairments to its real estate holdings. The company received an investment for Singapore's sovereign fund in late 2019, reflecting the company's select real estate portfolio. We continue to hold the position. Financial holding Ameris Bancorp also underperformed on the back of concerns that a severe economic recession due to the COVID-19 crisis would hurt company profits and that its commercial real estate exposure would suffer due to rising loan delinquencies and defaults. We continue to hold the position. Lastly, industrials holding Astronics Corp underperformed during the reporting period. Profitability initiatives remain underway, however, orders related to the Boeing 737 Max and efforts to improve profitability in the company’s satellite communications business were pushed out. We eliminated the position during the reporting period.

Risk Considerations
Nuveen NWQ Global Equity Income Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ International Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Multi-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Large-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small/Mid-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.
Nuveen NWQ Small-Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Global Equity Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	9/15/09	(9.53)%	1.04%	6.70%	1.19%	1.11%
Class A Shares at maximum Offering Price	9/15/09	(14.73)%	(0.15)%	6.07%	—	—
MSCI World Index	—	2.84%	6.90%	9.95%	—	—
Lipper Global Equity Income Funds Classification Average	—	(5.61)%	3.30%	6.59%	—	—
Class C Shares	9/15/09	(10.18)%	0.29%	5.91%	1.94%	1.86%
Class R3 Shares	9/15/09	(9.75)%	0.79%	6.44%	1.44%	1.36%
Class I Shares	9/15/09	(9.25)%	1.30%	6.97%	0.94%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ International Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/20/99	(11.24)%	(1.60)%	1.47%	1.32%	1.15%
Class A Shares at maximum Offering Price	12/20/99	(16.35)%	(2.76)%	0.87%	—	—
MSCI EAFE Index	—	(5.13)%	2.05%	5.73%	—	—
Lipper International Multi-Cap Value Funds Classification Average	—	(11.57)%	(1.32)%	3.63%	—	—
Class C Shares	12/20/99	(11.88)%	(2.34)%	0.71%	2.07%	1.90%
Class R3 Shares	8/04/08	(11.47)%	(1.85)%	1.21%	1.57%	1.40%
Class I Shares	12/20/99	(11.00)%	(1.35)%	1.72%	1.07%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Multi-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/09/02	(15.73)%	1.94%	6.92%	1.26%	1.15%
Class A Shares at maximum Offering Price	12/09/02	(20.58)%	0.74%	6.29%	—	—
Russell 3000® Value Index	—	(9.42)%	4.41%	10.23%	—	—
Lipper Multi-Cap Value Funds Classification Average	—	(10.51)%	3.06%	8.87%	—	—
Class C Shares	12/09/02	(16.37)%	1.17%	6.11%	2.01%	1.90%
Class I Shares	11/04/97	(15.51)%	2.20%	7.19%	1.01%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ Large-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	(12.08)%	1.92%	6.52%	1.27%	1.00%
Class A Shares at maximum Offering Price	12/15/06	(17.07)%	0.71%	5.89%	—	—
Russell 1000® Value Index	—	(8.84)%	4.64%	10.41%	—	—
Lipper Multi-Cap Value Funds Classification Average	—	(10.51)%	3.06%	8.87%	—	—
Class C Shares	12/15/06	(12.62)%	1.18%	5.73%	2.02%	1.75%
Class R3 Shares	9/29/09	(12.32)%	1.65%	6.24%	1.52%	1.25%
Class I Shares	12/15/06	(11.81)%	2.17%	6.78%	1.02%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2022 or 1.35% after July 31, 2022 of the average daily net assets of any class of Fund shares. This expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/15/06	(14.29)%	1.07%	7.82%	1.73%	1.31%
Class A Shares at maximum Offering Price	12/15/06	(19.22)%	(0.12)%	7.18%	—	—
Russell 2500® Value Index	—	(15.50)%	1.85%	8.81%	—	—
Lipper Small-Cap Core Funds Classification Average	—	(12.24)%	2.01%	8.80%	—	—
Class C Shares	12/15/06	(14.95)%	0.31%	7.01%	2.48%	2.06%
Class R3 Shares	9/29/09	(14.52)%	0.82%	7.54%	1.98%	1.56%
Class I Shares	12/15/06	(14.07)%	1.33%	8.09%	1.48%	1.06%

	Total Returns as of June 30, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(13.93)%	2.69%	1.32%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% through July 31, 2022 or 1.45% after July 31, 2022 of the average daily net assets of any class of Fund shares. However, because R6 shares are not subject to sub-transfer agent and similar fee, te total annual operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen NWQ Small-Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of June 30, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/08/04	(15.95)%	(0.01)%	9.18%	1.24%
Class A Shares at maximum Offering Price	12/08/04	(20.78)%	(1.19)%	8.54%	—
Russell 2000® Value Index	—	(17.48)%	1.26%	7.82%	—
Lipper Small-Cap Core Funds Classification Average	—	(12.24)%	2.01%	8.80%	—
Class C Shares	12/08/04	(16.58)%	(0.76)%	8.37%	1.99%
Class R3 Shares	9/29/09	(16.15)%	(0.26)%	8.92%	1.49%
Class I Shares	12/08/04	(15.75)%	0.24%	9.46%	0.99%

	Total Returns as of June 30, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	2/15/13	(15.55)%	0.41%	5.39%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Growth of an Assumed $10,000 Investment as of June 30, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of June 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen NWQ Global Equity Income Fund
Fund Allocation (% of net assets)
Common Stocks	94.2%
Convertible Preferred Securities	4.8%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Deutsche Post AG	3.5%
Microsoft Corp	3.4%
GlaxoSmithKline PLC	3.2%
Comcast Corp	2.8%
Enterprise Products Partners LP	2.7%
Portfolio Composition (% of net assets)
Pharmaceuticals	12.1%
Banks	10.0%
Insurance	6.6%
Software	5.9%
Multi-Utilities	5.5%
Oil, Gas & Consumable Fuels	4.3%
Semiconductors & Semiconductor Equipment	4.3%
Health Care Providers & Services	4.3%
Air Freight & Logistics	3.5%
Diversified Telecommunication Services	3.3%
Aerospace & Defense	3.2%
Chemicals	3.1%
Media	2.9%
Capital Markets	2.5%
Entertainment	2.4%
Technology Hardware, Storage & Peripherals	2.3%
Trading Companies & Distributors	2.3%
Wireless Telecommunication Services	2.2%
Other	18.3%
Other Assets Less Liabilities	1.0%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	47.0%
Germany	15.8%
Japan	8.7%
United Kingdom	6.9%
France	5.4%
South Korea	4.5%
Belgium	2.1%
Singapore	1.6%
Netherlands	1.5%
China	1.4%
Other	4.1%
Other Assets Less Liabilities	1.0%
Net Assets	100%
1	Includes 5.9% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.4%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Siemens AG	3.4%
Sanofi	3.3%
Nippon Telegraph & Telephone Corp, ADR	3.1%
Fresenius Medical Care AG & Co KGaA	3.0%
Deutsche Post AG	2.9%
Portfolio Composition (% of net assets)
Pharmaceuticals	11.0%
Insurance	8.3%
Banks	8.0%
Semiconductors & Semiconductor Equipment	4.5%
Food & Staples Retailing	4.2%
Technology Hardware, Storage & Peripherals	3.9%
Industrial Conglomerates	3.4%
Professional Services	3.4%
Automobiles	3.3%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	3.1%
Air Freight & Logistics	2.9%
Chemicals	2.8%
Wireless Telecommunication Services	2.5%
Oil, Gas & Consumable Fuels	2.1%
Capital Markets	2.1%
Electrical Equipment	2.0%
Media	2.0%
Specialty Retail	1.9%
Real Estate Management & Development	1.9%
Multi-Utilities	1.8%
Commercial Services & Supplies	1.7%
Other	18.5%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	25.5%
Germany	16.3%
United Kingdom	10.0%
Netherlands	7.2%
South Korea	6.9%
France	6.3%
Switzerland	6.2%
United States	5.0%
Belgium	3.5%
Singapore	2.9%
Other	9.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	Includes 10.9% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of June 30, 2020 (continued)
Nuveen NWQ Multi-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.9%
Common Stock Rights	0.0%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.3%
Insurance	8.3%
Software	8.1%
Chemicals	4.4%
Specialty Retail	3.9%
IT Services	3.8%
Oil, Gas & Consumable Fuels	3.6%
Pharmaceuticals	3.6%
Capital Markets	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Electric Utilities	3.5%
Food & Staples Retailing	3.3%
Media	3.1%
Equity Real Estate Investment Trust	3.1%
Construction & Engineering	2.9%
Entertainment	2.7%
Life Sciences Tools & Services	2.7%
Machinery	2.4%
Automobiles	2.3%
Other	19.8%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Oracle Corp	3.6%
Citigroup Inc	3.5%
FirstEnergy Corp	3.5%
JPMorgan Chase & Co	3.1%
Quanta Services Inc	2.9%

Nuveen NWQ Large-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Common Stock Rights	0.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.9%
Insurance	7.4%
Pharmaceuticals	6.4%
Software	5.7%
Health Care Providers & Services	4.9%
Electric Utilities	4.6%
Oil, Gas & Consumable Fuels	4.0%
Aerospace & Defense	4.0%
Food & Staples Retailing	3.6%
IT Services	3.2%
Media	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Entertainment	3.0%
Chemicals	3.0%
Interactive Media & Services	2.8%
Beverages	2.7%
Automobiles	2.2%
Multi-Utilities	2.2%
Specialty Retail	2.1%
Other	19.3%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	0.0%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Oracle Corp	3.7%
FirstEnergy Corp	3.6%
Citigroup Inc	3.5%
JPMorgan Chase & Co	3.5%
Activision Blizzard Inc	3.0%

Holding Summaries    as of June 30, 2020 (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	94.0%
Repurchase Agreements	7.9%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.2%
Insurance	9.1%
Equity Real Estate Investment Trust	8.4%
Electrical Equipment	5.7%
Construction & Engineering	5.1%
Semiconductors & Semiconductor Equipment	4.8%
Machinery	4.4%
Specialty Retail	4.1%
Metals & Mining	3.9%
Road & Rail	3.2%
Auto Components	3.0%
Life Sciences Tools & Services	3.0%
Electronic Equipment, Instruments & Components	2.8%
Biotechnology	2.5%
IT Services	2.4%
Chemicals	2.4%
Other	18.0%
Repurchase Agreements	7.9%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Knight-Swift Transportation Holdings Inc	3.2%
Western Alliance Bancorp	3.1%
BorgWarner Inc	3.0%
Bio-Rad Laboratories Inc	3.0%
Axis Capital Holdings Ltd	2.8%

Nuveen NWQ Small-Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	97.8%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	13.6%
Equity Real Estate Investment Trust	9.5%
Machinery	7.0%
Electronic Equipment, Instruments & Components	6.5%
Semiconductors & Semiconductor Equipment	5.5%
Electrical Equipment	5.5%
Insurance	5.1%
Food Products	4.3%
Road & Rail	3.6%
Thrifts & Mortgage Finance	3.1%
Construction & Engineering	3.0%
Trading Companies & Distributors	2.9%
Biotechnology	2.8%
Specialty Retail	2.7%
Household Durables	2.5%
Software	2.4%
Other	17.8%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Knight-Swift Transportation Holdings Inc	3.6%
Rambus Inc	3.5%
Western Alliance Bancorp	3.1%
Quanta Services Inc	3.0%
EnerSys	3.0%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2020.
The beginning of the period is January 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Global Equity Income Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 840.33	$ 837.51	$ 839.52	$ 841.85
Expenses Incurred During the Period	$ 5.08	$ 8.50	$ 6.22	$ 3.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.34	$1,015.61	$1,018.10	$1,020.59
Expenses Incurred During the Period	$ 5.57	$ 9.32	$ 6.82	$ 4.32
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen NWQ International Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 832.37	$ 829.30	$ 830.95	$ 833.40
Expenses Incurred During the Period	$ 5.24	$ 8.64	$ 6.37	$ 4.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,017.90	$1,020.39
Expenses Incurred During the Period	$ 5.77	$ 9.52	$ 7.02	$ 4.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen NWQ Multi-Cap Value Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 795.37	$ 792.24	$ 796.33
Expenses Incurred During the Period	$ 5.13	$ 8.42	$ 4.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.47	$1,020.39
Expenses Incurred During the Period	$ 5.77	$ 9.47	$ 4.52
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.89%, and 0.90% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen NWQ Large-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 821.58	$ 817.96	$ 818.95	$ 822.31
Expenses Incurred During the Period	$ 4.53	$ 7.91	$ 5.65	$ 3.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.89	$1,016.16	$1,018.65	$1,021.13
Expenses Incurred During the Period	$ 5.02	$ 8.77	$ 6.27	$ 3.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen NWQ Small/Mid-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 794.69	$ 791.30	$ 793.69	$ 796.30	$ 795.81
Expenses Incurred During the Period	$ 5.80	$ 9.17	$ 6.96	$ 3.80	$ 4.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.62	$1,017.11	$1,020.64	$1,019.59
Expenses Incurred During the Period	$ 6.52	$ 10.32	$ 7.82	$ 4.27	$ 5.32
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.06%, 1.56%, 0.85% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366(to reflect the one-half year period).
Nuveen NWQ Small-Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 776.69	$ 773.68	$ 775.75	$ 778.77	$ 777.61
Expenses Incurred During the Period	$ 6.23	$ 9.44	$ 7.28	$ 3.98	$ 5.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.22	$1,016.66	$1,020.39	$1,019.14
Expenses Incurred During the Period	$ 7.07	$ 10.72	$ 8.27	$ 4.52	$ 5.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.14%, 1.65%, 0.90% and 1.15% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366(to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II and Shareholders of
Nuveen NWQ Global Equity Income Fund
Nuveen NWQ International Value Fund
Nuveen NWQ Multi-Cap Value Fund
Nuveen NWQ Large-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, and Nuveen NWQ Small-Cap Value Fund (five of the Funds constituting Nuveen Investment Trust), and of Nuveen NWQ International Value Fund (one of the Funds constituting Nuveen Investment Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
August 27, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen NWQ Global Equity Income Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.0%
	COMMON STOCKS – 94.2%
	Aerospace & Defense – 3.2%
20,845	General Dynamics Corp	$3,115,494
17,395	Thales SA, (2)	1,407,871
	Total Aerospace & Defense	4,523,365
	Air Freight & Logistics – 3.5%
133,720	Deutsche Post AG, (2)	4,910,178
	Banks – 10.0%
124,960	Bank of America Corp	2,967,800
73,460	Citigroup Inc	3,753,806
304,943	ING Groep NV, (2)	2,125,727
31,440	JPMorgan Chase & Co	2,957,247
336,000	Oversea-Chinese Banking Corp Ltd, (2)	2,189,976
	Total Banks	13,994,556
	Capital Markets – 2.5%
19,025	Deutsche Boerse AG, (2)	3,443,082
	Chemicals – 3.1%
45,180	DuPont de Nemours Inc	2,400,413
59,440	Nutrien Ltd	1,909,821
	Total Chemicals	4,310,234
	Communications Equipment – 2.0%
60,780	Cisco Systems Inc	2,834,779
	Diversified Telecommunication Services – 3.3%
115,620	Nippon Telegraph & Telephone Corp, (2)	2,693,881
210,426	Telefonica Brasil SA	1,858,509
	Total Diversified Telecommunication Services	4,552,390
	Electric Utilities – 1.5%
55,426	FirstEnergy Corp	2,149,420
	Electrical Equipment – 1.7%
26,530	Eaton Corp PLC	2,320,844
	Entertainment – 2.4%
7,620	Nintendo Co Ltd, (2)	3,406,663
	Food & Staples Retailing – 2.1%
89,730	Seven & i Holdings Co Ltd, (2)	2,935,384

Shares	Description (1)	Value
	Food Products – 1.4%
1,260,000	Tingyi Cayman Islands Holding Corp, (2)	$ 1,962,783
	Health Care Providers & Services – 4.3%
12,666	Anthem Inc	3,330,905
30,485	Fresenius Medical Care AG & Co KGaA, (2)	2,622,619
	Total Health Care Providers & Services	5,953,524
	Household Products – 1.5%
22,020	Henkel AG & Co KGaA, (2)	2,054,327
	Industrial Conglomerates – 1.9%
22,840	Siemens AG, (2)	2,693,683
	Insurance – 6.6%
81,107	Ageas SA/NV, (2)	2,874,409
12,810	Allianz SE, (2)	2,617,624
9,820	Everest Re Group Ltd	2,024,884
108,285	Old Republic International Corp	1,766,128
	Total Insurance	9,283,045
	IT Services – 1.5%
34,470	Amdocs Ltd	2,098,534
	Media – 2.9%
102,059	Comcast Corp	3,978,260
	Multi-Utilities – 4.4%
248,678	National Grid PLC, (2)	3,033,970
138,269	Veolia Environnement SA, (2)	3,122,273
	Total Multi-Utilities	6,156,243
	Oil, Gas & Consumable Fuels – 4.3%
25,490	Chevron Corp	2,274,473
206,620	Enterprise Products Partners LP	3,754,285
	Total Oil, Gas & Consumable Fuels	6,028,758
	Pharmaceuticals – 12.1%
41,320	AstraZeneca PLC, Sponsored ADR	2,185,415
31,530	Bayer AG, (2)	2,337,113
52,410	Bristol-Myers Squibb Co	3,081,708
222,850	GlaxoSmithKline PLC, (2)	4,501,500
5,465	Roche Holding AG, (2)	1,893,347
29,050	Sanofi, (2)	2,962,651
	Total Pharmaceuticals	16,961,734
	Semiconductors & Semiconductor Equipment – 2.6%
6,679	Broadcom Inc	2,107,959

Nuveen NWQ Global Equity Income Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
62,524	Infineon Technologies AG, (2)	$ 1,465,074
	Total Semiconductors & Semiconductor Equipment	3,573,033
	Software – 5.9%
23,590	Microsoft Corp	4,800,801
62,780	Oracle Corp	3,469,850
	Total Software	8,270,651
	Specialty Retail – 1.5%
15,830	Lowe's Cos Inc	2,138,950
	Technology Hardware, Storage & Peripherals – 2.3%
83,580	Samsung Electronics Co Ltd, (2)	3,255,798
	Tobacco – 1.2%
24,175	Philip Morris International Inc	1,693,700
	Trading Companies & Distributors – 2.3%
215,500	Mitsui & Co Ltd, (2)	3,192,981
	Wireless Telecommunication Services – 2.2%
157,180	SK Telecom Co Ltd, Sponsored ADR	3,036,718
	Total Common Stocks (cost $119,497,010)	131,713,617

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 4.8%
	Health Care Technology – 1.0%
31,750	Change Healthcare Inc	6.000%	N/R	$ 1,394,778
	Life Sciences Tools & Services – 1.0%
23,100	Avantor Inc	6.250%	N/R	1,325,940
	Multi-Utilities – 1.1%
44,120	CenterPoint Energy Inc	7.000%	N/R	1,568,907
	Semiconductors & Semiconductor Equipment – 1.7%
2,150	Broadcom Inc	8.000%	N/R	2,395,852
	Total Convertible Preferred Securities (cost $8,004,564)			6,685,477
	Total Long-Term Investments (cost $127,501,574)			138,399,094
	Other Assets Less Liabilities – 1.0%			1,401,340
	Net Assets – 100%			$ 139,800,434

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ International Value Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.4%
	COMMON STOCKS – 98.4%
	Aerospace & Defense – 1.0%
13,410	Thales SA, (2)	$ 1,085,343
	Air Freight & Logistics – 2.9%
87,261	Deutsche Post AG, (2)	3,204,211
	Airlines – 0.9%
57,900	Japan Airlines Co Ltd, (2)	1,044,836
	Automobiles – 3.3%
23,743	Hyundai Motor Co, (2)	1,099,188
20,625	Toyota Motor Corp, ADR	2,591,119
	Total Automobiles	3,690,307
	Banks – 8.0%
399,681	ING Groep NV, (2)	2,786,136
1,343,062	NatWest Group PLC, (2)	2,016,265
182,985	Oversea-Chinese Banking Corp Ltd, (2)	1,192,657
65,400	Sumitomo Mitsui Trust Holdings Inc, (2)	1,842,996
2,095,059	Unicaja Banco SA,144A, (2)	1,071,129
	Total Banks	8,909,183
	Capital Markets – 2.1%
198,899	UBS Group AG	2,295,295
	Chemicals – 2.8%
18,140	Kumho Petrochemical Co Ltd, (2)	1,134,460
60,790	Nutrien Ltd	1,953,196
	Total Chemicals	3,087,656
	Commercial Services & Supplies – 1.7%
82,900	Dai Nippon Printing Co Ltd, (2)	1,905,901
	Diversified Financial Services – 1.5%
19,733	Groupe Bruxelles Lambert SA, (2)	1,652,837
	Diversified Telecommunication Services – 3.1%
146,710	Nippon Telegraph & Telephone Corp, ADR, (2)	3,409,540
	Electrical Equipment – 2.0%
69,831	Mabuchi Motor Co Ltd, (2)	2,228,419

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 1.6%
175,993	Flex Ltd, (3)	$ 1,803,928
	Energy Equipment & Services – 0.8%
143,893	Tenaris SA, (2)	935,105
	Food & Staples Retailing – 4.2%
65,400	Seven & i Holdings Co Ltd, (2)	2,139,464
884,466	Tesco PLC, (2)	2,487,705
	Total Food & Staples Retailing	4,627,169
	Health Care Providers & Services – 3.1%
39,293	Fresenius Medical Care AG & Co KGaA, (2)	3,380,370
	Household Durables – 1.3%
72,700	Sekisui House Ltd, (2)	1,388,000
	Household Products – 1.0%
12,106	Henkel AG & Co KGaA, (2)	1,129,413
	Industrial Conglomerates – 3.4%
32,300	Siemens AG, (2)	3,809,368
	Insurance – 8.3%
64,500	Ageas SA/NV, (2)	2,285,862
9,791	Allianz SE, (2)	2,000,715
55,145	Axis Capital Holdings Ltd	2,236,681
98,200	MS&AD Insurance Group Holdings Inc, (2)	2,704,299
	Total Insurance	9,227,557
	Interactive Media & Services – 1.6%
15,005	Baidu Inc, ADR, (3)	1,798,949
	Machinery – 1.5%
80,200	Komatsu Ltd, (2)	1,642,538
	Media – 2.0%
68,335	Publicis Groupe SA, (2)	2,219,863
	Metals & Mining – 1.7%
91,329	BHP Group PLC, (2)	1,868,871
	Multi-Utilities – 1.8%
164,195	National Grid PLC, (2)	2,003,244
	Oil, Gas & Consumable Fuels – 2.1%
76,925	Royal Dutch Shell PLC, ADR	2,342,366
	Pharmaceuticals – 11.0%
37,143	Bayer AG, (2)	2,753,168

Nuveen NWQ International Value Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Pharmaceuticals (continued)
120,103	GlaxoSmithKline PLC, (2)	$2,426,043
4,624	Roche Holding AG, (2)	1,601,983
35,991	Sanofi, (2)	3,670,526
49,700	Takeda Pharmaceutical Co Ltd, (2)	1,785,619
	Total Pharmaceuticals	12,237,339
	Professional Services – 3.4%
37,620	Adecco Group AG, (2)	1,773,240
25,372	Wolters Kluwer NV	1,981,698
	Total Professional Services	3,754,938
	Real Estate Management & Development – 1.9%
337,139	City Developments Ltd, (2)	2,060,281
	Road & Rail – 1.4%
23,100	East Japan Railway Co, (2)	1,600,720
	Semiconductors & Semiconductor Equipment – 4.5%
135,000	MediaTek Inc, (2)	2,669,033
35,500	Rohm Co Ltd, (2)	2,360,444
	Total Semiconductors & Semiconductor Equipment	5,029,477
	Software – 1.6%
12,766	SAP SE, (2)	1,784,551
	Specialty Retail – 1.9%
778,293	Kingfisher PLC, (2)	2,141,229
	Technology Hardware, Storage & Peripherals – 3.9%
38,200	FUJIFILM Holdings Corp, (2)	1,635,024
68,411	Samsung Electronics Co Ltd, (2)	2,664,901
	Total Technology Hardware, Storage & Peripherals	4,299,925
	Textiles, Apparel & Luxury Goods – 1.1%
18,512	Cie Financiere Richemont SA, (2)	1,194,030
	Tobacco – 1.5%
115,430	Scandinavian Tobacco Group A/S,144A, (2)	1,704,515
	Wireless Telecommunication Services – 2.5%
140,898	SK Telecom Co Ltd, Sponsored ADR	2,722,149
	Total Long-Term Investments (cost $93,187,939)	109,219,423

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 1,502	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2020, repurchase price $1,501,911, collateralized by $1,307,400 U.S. Treasury Bonds, 0.625%, due 1/26/26, value $1,532,014	0.000%	7/01/20	$ 1,501,911
	Total Short-Term Investments (cost $1,501,911)			1,501,911
	Total Investments (cost $94,689,850) – 99.7%			110,721,334
	Other Assets Less Liabilities – 0.3%			309,849
	Net Assets – 100%			$ 111,031,183
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Automobiles – 2.3%
51,035	General Motors Co	$ 1,291,186
	Banks – 11.3%
47,405	Bank of America Corp	1,125,869
33,550	Bank of NT Butterfield & Son Ltd	818,284
38,300	Citigroup Inc	1,957,130
18,000	JPMorgan Chase & Co	1,693,080
16,360	Western Alliance Bancorp	619,553
	Total Banks	6,213,916
	Biotechnology – 1.5%
7,819	Incyte Corp, (2)	812,941
	Building Products – 1.6%
10,085	Trane Technologies PLC	897,363
	Capital Markets – 3.6%
40,943	B Riley Financial Inc	890,920
16,872	State Street Corp	1,072,215
	Total Capital Markets	1,963,135
	Chemicals – 4.4%
29,607	DuPont de Nemours Inc	1,573,020
11,305	Innospec Inc	873,311
	Total Chemicals	2,446,331
	Communications Equipment – 1.4%
19,425	ViaSat Inc, (2)	745,337
	Construction & Engineering – 2.9%
40,170	Quanta Services Inc	1,575,869
	Consumer Finance – 1.7%
18,465	Discover Financial Services	924,912
	Electric Utilities – 3.5%
50,311	FirstEnergy Corp	1,951,061
	Electrical Equipment – 2.0%
59,715	nVent Electric PLC	1,118,462

Shares	Description (1)	Value
	Entertainment – 2.7%
19,480	Activision Blizzard Inc	$ 1,478,532
	Equity Real Estate Investment Trust – 3.1%
26,585	Healthcare Realty Trust Inc	778,674
31,290	STAG Industrial Inc	917,423
	Total Equity Real Estate Investment Trust	1,696,097
	Food & Staples Retailing – 3.3%
13,389	Walgreens Boots Alliance Inc	567,559
10,583	Walmart Inc	1,267,632
	Total Food & Staples Retailing	1,835,191
	Health Care Equipment & Supplies – 1.0%
11,535	LivaNova PLC, (2)	555,180
	Health Care Providers & Services – 2.3%
4,756	Anthem Inc	1,250,733
	Health Care Technology – 1.6%
77,957	Change Healthcare Inc, (2)	873,118
	Insurance – 8.3%
5,230	Aon PLC	1,007,298
12,017	Globe Life Inc	892,022
19,800	Loews Corp	678,942
56,968	Old Republic International Corp	929,148
6,262	RenaissanceRe Holdings Ltd	1,070,990
	Total Insurance	4,578,400
	Interactive Media & Services – 1.6%
46,572	TripAdvisor Inc, (2)	885,334
	IT Services – 3.8%
19,911	Amdocs Ltd	1,212,182
9,300	Fiserv Inc, (2)	907,866
	Total IT Services	2,120,048
	Life Sciences Tools & Services – 2.7%
3,255	Bio-Rad Laboratories Inc, (2)	1,469,600
	Machinery – 2.4%
26,600	Terex Corp, (2)	499,282
38,141	Trinity Industries Inc	812,022
	Total Machinery	1,311,304
	Media – 3.1%
33,851	Comcast Corp	1,319,512

Nuveen NWQ Multi-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Media (continued)
16,797	ViacomCBS Inc	$ 391,706
	Total Media	1,711,218
	Multi-Utilities – 2.2%
64,543	CenterPoint Energy Inc	1,205,018
	Oil, Gas & Consumable Fuels – 3.6%
13,646	Cheniere Energy Inc, (2)	659,375
9,750	Chevron Corp	869,992
9,318	Hess Corp	482,766
	Total Oil, Gas & Consumable Fuels	2,012,133
	Pharmaceuticals – 3.6%
14,080	Bristol-Myers Squibb Co	827,904
28,100	GlaxoSmithKline PLC, Sponsored ADR	1,146,199
	Total Pharmaceuticals	1,974,103
	Semiconductors & Semiconductor Equipment – 3.5%
91,235	Rambus Inc, (2)	1,386,772
6,691	Teradyne Inc	565,456
	Total Semiconductors & Semiconductor Equipment	1,952,228
	Software – 8.1%
59,680	NortonLifeLock Inc	1,183,454
35,876	Oracle Corp	1,982,867
63,016	Teradata Corp, (2)	1,310,733
	Total Software	4,477,054
	Specialty Retail – 3.9%
7,825	Advance Auto Parts Inc	1,114,671
97,266	American Eagle Outfitters Inc	1,060,200
	Total Specialty Retail	2,174,871
	Technology Hardware, Storage & Peripherals – 1.6%
18,725	Seagate Technology PLC	906,477
	Wireless Telecommunication Services – 1.3%
6,613	T-Mobile US Inc, (2)	688,744
	Total Common Stocks (cost $58,408,132)	55,095,896

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
6,613	T-Mobile US Inc	$ 1,111
	Total Common Stock Rights (cost $2,447)	1,111
	Total Long-Term Investments (cost $58,410,579)	55,097,007
	Other Assets Less Liabilities – 0.1%	70,852
	Net Assets – 100%	$ 55,167,859

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.2%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 4.0%
2,863	General Dynamics Corp	$427,904
5,430	Raytheon Technologies Corp	334,597
	Total Aerospace & Defense	762,501
	Automobiles – 2.2%
17,002	General Motors Co	430,151
	Banks – 10.9%
18,810	Bank of America Corp	446,737
13,313	Citigroup Inc	680,294
29,054	First Horizon National Corp	289,378
7,164	JPMorgan Chase & Co	673,846
	Total Banks	2,090,255
	Beverages – 2.7%
11,763	Coca-Cola Co	525,571
	Biotechnology – 1.5%
2,742	Incyte Corp, (2)	285,086
	Building Products – 1.7%
3,581	Trane Technologies PLC	318,637
	Capital Markets – 1.9%
5,886	State Street Corp	374,055
	Chemicals – 3.0%
10,719	DuPont de Nemours Inc	569,500
	Communications Equipment – 1.2%
5,960	ViaSat Inc, (2)	228,685
	Consumer Finance – 1.6%
6,035	Discover Financial Services	302,293
	Electric Utilities – 4.6%
2,120	Entergy Corp	198,877
17,642	FirstEnergy Corp	684,157
	Total Electric Utilities	883,034
	Electrical Equipment – 1.1%
2,528	Eaton Corp PLC	221,149

Shares	Description (1)	Value
	Entertainment – 3.0%
7,625	Activision Blizzard Inc	$ 578,737
	Equity Real Estate Investment Trust – 1.7%
2,066	Alexandria Real Estate Equities Inc	335,209
	Food & Staples Retailing – 3.6%
5,266	Walgreens Boots Alliance Inc	223,226
3,935	Walmart Inc	471,334
	Total Food & Staples Retailing	694,560
	Food Products – 1.6%
7,855	Archer-Daniels-Midland Co	313,415
	Health Care Providers & Services – 4.9%
1,802	Anthem Inc	473,890
4,052	Quest Diagnostics Inc	461,766
	Total Health Care Providers & Services	935,656
	Insurance – 7.4%
14,988	American International Group Inc	467,326
2,011	Aon PLC	387,318
4,318	Globe Life Inc	320,525
7,382	Loews Corp	253,129
	Total Insurance	1,428,298
	Interactive Media & Services – 2.8%
380	Alphabet Inc, (2)	538,859
	IT Services – 3.2%
5,049	Amdocs Ltd	307,383
3,189	Fiserv Inc, (2)	311,310
	Total IT Services	618,693
	Life Sciences Tools & Services – 1.8%
750	Bio-Rad Laboratories Inc, (2)	338,618
	Machinery – 1.5%
13,372	Trinity Industries Inc	284,690
	Media – 3.1%
11,796	Comcast Corp	459,808
6,236	ViacomCBS Inc	145,424
	Total Media	605,232
	Metals & Mining – 0.9%
4,125	BHP Group PLC, ADR	169,744
	Multi-Utilities – 2.2%
22,647	CenterPoint Energy Inc	422,819

Nuveen NWQ Large-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 4.0%
4,667	Cheniere Energy Inc, (2)	$225,510
3,639	Chevron Corp	324,708
4,110	Hess Corp	212,939
	Total Oil, Gas & Consumable Fuels	763,157
	Pharmaceuticals – 6.4%
8,015	Bristol-Myers Squibb Co	471,282
10,868	GlaxoSmithKline PLC, Sponsored ADR	443,306
17,700	Takeda Pharmaceutical Co Ltd, Sponsored ADR	317,361
	Total Pharmaceuticals	1,231,949
	Semiconductors & Semiconductor Equipment – 3.1%
1,270	Broadcom Inc	400,825
2,356	Teradyne Inc	199,105
	Total Semiconductors & Semiconductor Equipment	599,930
	Software – 5.7%
19,900	NortonLifeLock Inc	394,617
12,893	Oracle Corp	712,596
	Total Software	1,107,213
	Specialty Retail – 2.1%
2,860	Advance Auto Parts Inc	407,407
	Technology Hardware, Storage & Peripherals – 1.6%
6,395	Seagate Technology PLC	309,582
	Wireless Telecommunication Services – 1.2%
2,137	T-Mobile US Inc, (2)	222,569
	Total Common Stocks (cost $15,685,057)	18,897,254

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
2,137	T-Mobile US Inc	$ 359
	Total Common Stock Rights (cost $791)	359
	Total Long-Term Investments (cost $15,685,848)	18,897,613

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 349	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price of $349,252, collateralized by $304,100 U.S. Treasury Bonds, 0.625%, due 1/15/26, value $356,345	0.000%	7/01/20	$ 349,252
	Total Short-Term Investments (cost $349,252)			349,252
	Total Investments (cost $16,035,100) – 100.0%			19,246,865
	Other Assets Less Liabilities – 0.0%			9,608
	Net Assets – 100%			$ 19,256,473
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 94.0%
	COMMON STOCKS – 94.0%
	Auto Components – 3.0%
17,545	BorgWarner Inc	$ 619,338
	Banks – 11.2%
21,337	Ameris Bancorp	503,340
20,102	Bank of NT Butterfield & Son Ltd	490,288
43,306	First Horizon National Corp	431,327
14,104	PacWest Bancorp	277,990
16,846	Western Alliance Bancorp	637,958
	Total Banks	2,340,903
	Biotechnology – 2.5%
14,050	Coherus Biosciences Inc, (2)	250,933
2,288	United Therapeutics Corp, (2)	276,848
	Total Biotechnology	527,781
	Chemicals – 2.4%
16,599	Huntsman Corp	298,284
2,619	Innospec Inc	202,318
	Total Chemicals	500,602
	Communications Equipment – 1.0%
5,255	ViaSat Inc, (2)	201,634
	Construction & Engineering – 5.1%
5,697	Jacobs Engineering Group Inc	483,106
14,722	Quanta Services Inc	577,544
	Total Construction & Engineering	1,060,650
	Containers & Packaging – 1.4%
2,578	Avery Dennison Corp	294,124
	Electric Utilities – 2.2%
1,786	IDACORP Inc	156,043
4,020	Pinnacle West Capital Corp	294,626
	Total Electric Utilities	450,669
	Electrical Equipment – 5.7%
8,772	EnerSys	564,741
1,610	Hubbell Inc	201,830
22,898	nVent Electric PLC	428,879
	Total Electrical Equipment	1,195,450

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 2.8%
2,191	Coherent Inc, (2)	$286,977
4,613	Fabrinet, (2)	287,944
	Total Electronic Equipment, Instruments & Components	574,921
	Equity Real Estate Investment Trust – 8.4%
34,818	Brandywine Realty Trust	379,168
6,587	Easterly Government Properties Inc	152,291
16,917	Healthcare Realty Trust Inc	495,499
51,814	RPT Realty	360,626
12,262	STAG Industrial Inc	359,522
	Total Equity Real Estate Investment Trust	1,747,106
	Food & Staples Retailing – 1.1%
8,960	Sprouts Farmers Market Inc, (2)	229,286
	Health Care Equipment & Supplies – 2.2%
5,405	Globus Medical Inc, (2)	257,873
4,156	LivaNova PLC, (2)	200,028
	Total Health Care Equipment & Supplies	457,901
	Health Care Technology – 1.0%
18,607	Change Healthcare Inc, (2)	208,398
	Household Durables – 2.2%
23,723	Taylor Morrison Home Corp, (2)	457,617
	Insurance – 9.1%
14,648	Axis Capital Holdings Ltd	594,123
1,522	Everest Re Group Ltd	313,836
3,844	Globe Life Inc	285,340
13,844	Old Republic International Corp	225,796
2,828	RenaissanceRe Holdings Ltd	483,673
	Total Insurance	1,902,768
	Interactive Media & Services – 1.5%
16,268	TripAdvisor Inc, (2)	309,255
	IT Services – 2.4%
6,750	Amdocs Ltd	410,940
1,050	Euronet Worldwide Inc, (2)	100,611
	Total IT Services	511,551
	Life Sciences Tools & Services – 3.0%
1,369	Bio-Rad Laboratories Inc, (2)	618,090
	Machinery – 4.4%
7,390	Albany International Corp	433,867
9,315	Federal Signal Corp	276,935

Nuveen NWQ Small/Mid-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Machinery (continued)
7,050	Kennametal Inc	$ 202,405
	Total Machinery	913,207
	Metals & Mining – 3.9%
6,789	Materion Corp	417,456
4,238	Reliance Steel & Aluminum Co	402,313
	Total Metals & Mining	819,769
	Pharmaceuticals – 0.9%
1,785	Jazz Pharmaceuticals PLC, (2)	196,957
	Road & Rail – 3.2%
16,182	Knight-Swift Transportation Holdings Inc	674,951
	Semiconductors & Semiconductor Equipment – 4.8%
3,539	Qorvo Inc, (2)	391,166
20,320	Rambus Inc, (2)	308,864
3,639	Teradyne Inc	307,532
	Total Semiconductors & Semiconductor Equipment	1,007,562
	Software – 2.2%
22,505	Teradata Corp, (2)	468,104
	Specialty Retail – 4.1%
2,458	Advance Auto Parts Inc	350,142
45,710	American Eagle Outfitters Inc	498,239
	Total Specialty Retail	848,381
	Trading Companies & Distributors – 2.3%
19,415	BMC Stock Holdings Inc, (2)	488,093
	Total Long-Term Investments (cost $17,947,589)	19,625,068

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.9%
	REPURCHASE AGREEMENTS – 7.9%
$ 1,642	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $1,642,392, collateralized by $1,429,700 U.S. Treasury Bonds, 0.625%, due 01/15/26, valued 1,675,325	0.000%	7/01/20	$ 1,642,392
	Total Short-Term Investments (cost $1,642,392)			1,642,392
	Total Investments (cost $19,589,981) – 101.9%			21,267,460
	Other Assets Less Liabilities – (1.9)%			(397,314)
	Net Assets – 100%			$ 20,870,146

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.8%
	COMMON STOCKS – 97.8%
	Auto Components – 1.7%
159,601	Stoneridge Inc, (2)	$ 3,297,357
	Banks – 13.6%
233,739	Ameris Bancorp	5,513,903
168,714	Banc of California Inc.	1,827,173
203,871	Bank of NT Butterfield & Son Ltd	4,972,414
79,402	First Hawaiian Inc	1,368,890
363,202	First Horizon National Corp	3,617,492
159,687	PacWest Bancorp	3,147,431
159,661	Western Alliance Bancorp	6,046,362
	Total Banks	26,493,665
	Biotechnology – 2.8%
142,370	Coherus Biosciences Inc, (2)	2,542,728
23,607	United Therapeutics Corp, (2)	2,856,447
	Total Biotechnology	5,399,175
	Capital Markets – 1.0%
33,500	Evercore Inc	1,973,820
	Commercial Services & Supplies – 1.2%
77,340	HNI Corp	2,364,284
	Communications Equipment – 1.3%
66,872	ViaSat Inc, (2)	2,565,879
	Construction & Engineering – 3.0%
147,827	Quanta Services Inc	5,799,253
	Containers & Packaging – 1.0%
38,615	Sonoco Products Co	2,019,178
	Electric Utilities – 1.0%
22,285	IDACORP Inc	1,947,040
	Electrical Equipment – 5.5%
89,710	EnerSys	5,775,530
265,247	nVent Electric PLC	4,968,076
	Total Electrical Equipment	10,743,606

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 6.5%
24,307	Coherent Inc, (2)	$3,183,731
47,287	Fabrinet, (2)	2,951,654
127,400	Methode Electronics Inc	3,982,524
107,932	Vishay Precision Group Inc, (2)	2,652,969
	Total Electronic Equipment, Instruments & Components	12,770,878
	Equity Real Estate Investment Trust – 9.5%
433,055	Brandywine Realty Trust	4,715,969
73,282	Easterly Government Properties Inc	1,694,280
165,154	Healthcare Realty Trust Inc	4,837,361
512,335	RPT Realty	3,565,852
127,239	STAG Industrial Inc	3,730,647
	Total Equity Real Estate Investment Trust	18,544,109
	Food Products – 4.3%
38,712	John B Sanfilippo & Son Inc	3,303,295
633,298	Landec Corp, (2)	5,041,052
	Total Food Products	8,344,347
	Health Care Equipment & Supplies – 2.2%
53,163	Globus Medical Inc, (2)	2,536,407
37,946	LivaNova PLC, (2)	1,826,341
	Total Health Care Equipment & Supplies	4,362,748
	Health Care Technology – 0.9%
156,435	Change Healthcare Inc, (2)	1,752,072
	Hotels, Restaurants & Leisure – 1.5%
196,684	El Pollo Loco Holdings Inc, (2)	2,903,056
	Household Durables – 2.5%
253,958	Taylor Morrison Home Corp, (2)	4,898,850
	Insurance – 5.1%
75,518	Axis Capital Holdings Ltd	3,063,010
120,000	Old Republic International Corp	1,957,200
28,465	RenaissanceRe Holdings Ltd	4,868,369
	Total Insurance	9,888,579
	Interactive Media & Services – 1.5%
151,524	TripAdvisor Inc, (2)	2,880,471
	Internet Software & Services – 0.6%
89,432	Cloudera Inc. , (2)	1,137,575
	IT Services – 0.4%
8,339	Euronet Worldwide Inc, (2)	799,043

Nuveen NWQ Small-Cap Value Fund (continued)
Portfolio of Investments    June 30, 2020
Shares	Description (1)	Value
	Machinery – 7.0%
39,738	Alamo Group Inc	$4,078,708
77,305	Albany International Corp	4,538,577
92,529	Federal Signal Corp	2,750,887
81,485	Kennametal Inc	2,339,434
	Total Machinery	13,707,606
	Metals & Mining – 2.3%
71,746	Materion Corp	4,411,662
	Paper & Forest Products – 1.2%
46,287	Neenah Inc	2,289,355
	Road & Rail – 3.6%
167,103	Knight-Swift Transportation Holdings Inc	6,969,866
	Semiconductors & Semiconductor Equipment – 5.5%
66,696	Entegris Inc	3,938,399
453,659	Rambus Inc, (2)	6,895,617
	Total Semiconductors & Semiconductor Equipment	10,834,016
	Software – 2.4%
228,973	Teradata Corp, (2)	4,762,638
	Specialty Retail – 2.7%
479,741	American Eagle Outfitters Inc	5,229,177
	Thrifts & Mortgage Finance – 3.1%
167,614	HomeStreet Inc	4,124,981
68,735	WSFS Financial Corp	1,972,694
	Total Thrifts & Mortgage Finance	6,097,675
	Trading Companies & Distributors – 2.9%
225,539	BMC Stock Holdings Inc, (2)	5,670,050
	Total Long-Term Investments (cost $174,084,646)	190,857,030

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
	REPURCHASE AGREEMENTS – 1.9%
$ 3,763	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $3,763,303, collateralized by $3,275,800, U.S. Treasury Bonds, 0.625%, due 1/15/26, value $3,838,589	0.000%	7/01/20	$ 3,763,303
	Total Short-Term Investments (cost $3,763,303)			3,763,303
	Total Investments (cost $177,847,949) – 99.7%			194,620,333
	Other Assets Less Liabilities – 0.3%			599,637
	Net Assets – 100%			$ 195,219,970

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
June 30, 2020
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $127,501,574, $93,187,939, $58,410,579, $15,685,848, $17,947,589 and $174,084,646, respectively)	$138,399,094	$109,219,423	$55,097,007	$18,897,613	$19,625,068	$190,857,030
Short-term investments, at value (cost approximates value)	—	1,501,911	—	349,252	1,642,392	3,763,303
Cash	1,712,048	—	95,681	—	—	—
Cash denominated in foreign currencies (cost $20,353, $3, $—, $—, $—and $—, respectively)	20,574	3	—	—	—	—
Receivable for:
Dividends	446,658	250,039	61,024	49,539	21,348	167,974
Investments sold	—	331,574	—	—	48,709	552,573
Reclaims	291,853	576,984	5,441	8,733	—	—
Shares sold	12,083	11,808	146	31	173,409	766,101
Other assets	259,842	142,610	97,484	55,786	27,362	69,488
Total assets	141,142,152	112,034,352	55,356,783	19,360,954	21,538,288	196,176,469
Liabilities
Payable for:
Dividends	58,729	—	—	—	—	—
Investments purchased - regular settlement	314,306	324,900	—	—	530,512	—
Shares redeemed	419,253	296,617	17,790	17,698	95,948	471,277
Accrued expenses:
Custodian fees	28,481	36,984	16,629	11,424	12,732	23,413
Management fees	90,095	105,484	28,937	5,902	4,682	132,382
Professional fees	48,219	22,313	14,000	14,054	12,160	25,369
Shareholder reporting expenses	28,582	60,275	7,108	4,390	895	63,023
Shareholder servicing agent fees	65,333	37,865	20,625	12,713	9,471	195,452
Trustees fees	224,966	112,309	75,761	35,472	86	29,050
12b-1 distribution and service fees	29,388	4,816	7,466	2,388	1,364	12,820
Other	34,366	1,606	608	440	292	3,713
Total liabilities	1,341,718	1,003,169	188,924	104,481	668,142	956,499
Net assets	$139,800,434	$111,031,183	$55,167,859	$19,256,473	$20,870,146	$195,219,970

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$ 80,897,328	$ 17,579,489	$ 29,133,420	$ 4,233,102	$ 2,599,308	$ 24,846,291
Shares outstanding	3,450,677	871,650	1,073,782	1,068,961	129,663	731,298
Net asset value ("NAV") per share	$ 23.44	$ 20.17	$ 27.13	$ 3.96	$ 20.05	$ 33.98
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 24.87	$ 21.40	$ 28.79	$ 4.20	$ 21.27	$ 36.05
Class C Shares
Net assets	$ 14,341,953	$ 962,682	$ 1,631,825	$ 1,758,432	$ 762,656	$ 7,644,423
Shares outstanding	612,923	50,134	64,436	536,702	44,109	258,507
NAV and offering price per share	$ 23.40	$ 19.20	$ 25.32	$ 3.28	$ 17.29	$ 29.57
Class R3 Shares
Net assets	$ 582,946	$ 708,194	$ —	$ 68,880	$ 304,488	$ 2,104,436
Shares outstanding	24,911	34,861	—	17,691	15,928	63,508
NAV and offering price per share	$ 23.40	$ 20.31	$ —	$ 3.89	$ 19.12	$ 33.14
Class R6 Shares
Net assets	$ —	$ —	$ —	$ —	$ 8,746,950	$ 6,315,451
Shares outstanding	—	—	—	—	423,803	177,122
NAV and offering price per share	$ —	$ —	$ —	$ —	$ 20.64	$ 35.66
Class I Shares
Net assets	$ 43,978,207	$ 91,780,818	$ 24,402,614	$13,196,059	$ 8,456,744	$154,309,369
Shares outstanding	1,875,714	4,528,429	891,571	3,312,569	412,632	4,382,295
NAV and offering price per share	$ 23.45	$ 20.27	$ 27.37	$ 3.98	$ 20.49	$ 35.21
Fund level net assets consist of:
Capital paid-in	$ 386,022,087	$ 315,714,379	$ 72,548,923	$14,214,873	$20,322,880	$217,179,601
Total distributable earnings	(246,221,653)	(204,683,196)	(17,381,064)	5,041,600	547,266	(21,959,631)
Fund level net assets	$ 139,800,434	$ 111,031,183	$ 55,167,859	$19,256,473	$20,870,146	$195,219,970
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 2020
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$ 6,416,451	$ 5,140,503	$ 2,483,080	$ 1,348,569	$ 421,486	$ 6,207,490
Interest	—	6,754	5,036	4,239	9,290	100,553
Foreign tax withheld on dividend income	(371,304)	(525,014)	(7,578)	(3,744)	—	—
Total investment income	6,045,147	4,622,243	2,480,538	1,349,064	430,776	6,308,043
Expenses
Management fees	1,224,800	1,254,064	508,341	249,495	172,755	3,111,399
12b-1 service fees - Class A Shares	236,658	51,870	89,616	10,618	7,414	101,358
12b-1 distribution and service fees - Class C Shares	236,769	18,035	22,535	23,972	10,908	107,471
12b-1 distribution and service fees - Class R3 Shares(1)	4,091	5,204	—	373	1,867	16,333
Shareholder servicing agent fees	228,725	337,179	80,232	42,444	26,387	756,872
Custodian fees	79,088	105,960	40,954	30,829	33,394	63,636
Professional fees	62,384	51,886	29,953	28,697	22,531	78,646
Trustees fees	4,189	4,284	1,737	920	548	9,546
Shareholder reporting expenses	40,094	104,073	19,034	12,533	8,173	141,190
Federal and state registration fees	68,750	67,498	65,176	65,589	78,338	112,621
Other	8,950	9,373	7,142	7,110	7,731	17,740
Total expenses before fee waiver/expense reimbursement	2,194,498	2,009,426	864,720	472,580	370,046	4,516,812
Fee waiver/expense reimbursement	(225,410)	(333,516)	(107,642)	(154,035)	(124,692)	—
Net expenses	1,969,088	1,675,910	757,078	318,545	245,354	4,516,812
Net investment income (loss)	4,076,059	2,946,333	1,723,460	1,030,519	185,422	1,791,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(12,951,300)	(1,762,166)	(14,015,559)	3,154,502	(464,971)	(19,751,510)
Options written	62,265	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,095,548)	(17,524,860)	367,739	(8,796,296)	(2,487,259)	(44,065,240)
Net realized and unrealized gain (loss)	(21,984,583)	(19,287,026)	(13,647,820)	(5,641,794)	(2,952,230)	(63,816,750)
Net increase (decrease) in net assets from operations	$(17,908,524)	$(16,340,693)	$(11,924,360)	$(4,611,275)	$(2,766,808)	$(62,025,519)

(1)	Effective during the current fiscal period, Class R3 Shares of NWQ Multi-Cap Value are no long being offered for sale.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NWQ Global Equity Income		NWQ International Value
	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/20	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 4,076,059	$ 5,763,823	$ 2,946,333	$ 6,265,080
Net realized gain (loss) from:
Investments and foreign currency	(12,951,300)	890,300	(1,762,166)	3,390,111
Options written	62,265	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,095,548)	(4,354,036)	(17,524,860)	(26,303,295)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(17,908,524)	2,300,087	(16,340,693)	(16,648,104)
Distributions to Shareholders
Dividends:
Class A Shares	(2,229,310)	(5,609,547)	(665,986)	(275,820)
Class C Shares	(368,666)	(1,894,160)	(41,146)	(14,488)
Class R3 Shares	(15,950)	(51,570)	(30,895)	(11,347)
Class R6 Shares	—	—	—	—
Class I Shares	(1,428,813)	(3,687,239)	(5,574,857)	(3,137,363)
Decrease in net assets from distributions to shareholders	(4,042,739)	(11,242,516)	(6,312,884)	(3,439,018)
Fund Share Transactions
Proceeds from sale of shares	25,052,058	32,766,377	21,100,383	70,260,677
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,805,141	10,498,300	6,185,314	3,373,855
	28,857,199	43,264,677	27,285,697	73,634,532
Cost of shares redeemed	(72,400,519)	(99,385,388)	(139,293,026)	(97,010,058)
Net increase (decrease) in net assets from Fund share transactions	(43,543,320)	(56,120,711)	(112,007,329)	(23,375,526)
Net increase (decrease) in net assets	(65,494,583)	(65,063,140)	(134,660,906)	(43,462,648)
Net assets at the beginning of period	205,295,017	270,358,157	245,692,089	289,154,737
Net assets at the end of period	$139,800,434	$205,295,017	$ 111,031,183	$245,692,089

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/20	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 1,723,460	$ 772,970	$ 1,030,519	$ 757,382
Net realized gain (loss) from:
Investments and foreign currency	(14,015,559)	(1,099,231)	3,154,502	5,220,211
Options written	—	—	—	27,478
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	367,739	1,990,588	(8,796,296)	(5,737,876)
Options written	—	—	—	(17,704)
Net increase (decrease) in net assets from operations	(11,924,360)	1,664,327	(4,611,275)	249,491
Distributions to Shareholders
Dividends:
Class A Shares	(442,450)	—	(593,470)	(917,058)
Class C Shares	(10,284)	—	(380,680)	(862,566)
Class R3 Shares(2)	—	—	(10,557)	(16,678)
Class R6 Shares	—	—	—	—
Class I Shares	(502,661)	—	(4,510,985)	(9,629,934)
Decrease in net assets from distributions to shareholders	(955,395)	—	(5,495,692)	(11,426,236)
Fund Share Transactions
Proceeds from sale of shares	3,854,968	25,327,908	5,847,453	6,221,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	878,183	—	5,423,752	11,206,326
	4,733,151	25,327,908	11,271,205	17,427,505
Cost of shares redeemed	(20,355,601)	(34,538,655)	(27,800,929)	(29,636,097)
Net increase (decrease) in net assets from Fund share transactions	(15,622,450)	(9,210,747)	(16,529,724)	(12,208,592)
Net increase (decrease) in net assets	(28,502,205)	(7,546,420)	(26,636,691)	(23,385,337)
Net assets at the beginning of period	83,670,064	91,216,484	45,893,164	69,278,501
Net assets at the end of period	$ 55,167,859	$ 83,670,064	$ 19,256,473	$ 45,893,164

(2)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no longer being offered for sale.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/20	Year Ended 6/30/19	Year Ended 6/30/20	Year Ended 6/30/19
Operations
Net investment income (loss)	$ 185,422	$ 136,243	$ 1,791,231	$ 1,752,535
Net realized gain (loss) from:
Investments and foreign currency	(464,971)	1,122,131	(19,751,510)	31,906,568
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,487,259)	(4,643,343)	(44,065,240)	(125,674,550)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	(2,766,808)	(3,384,969)	(62,025,519)	(92,015,447)
Distributions to Shareholders
Dividends:
Class A Shares	(11,173)	(1,011,062)	(2,691,806)	(7,957,889)
Class C Shares	—	(640,504)	(819,126)	(1,945,422)
Class R3 Shares	(362)	(156,343)	(208,715)	(1,447,253)
Class R6 Shares	(74,182)	(2,221,475)	(1,295,452)	(1,030,068)
Class I Shares	(54,788)	(3,821,582)	(23,595,162)	(57,417,784)
Decrease in net assets from distributions to shareholders	(140,505)	(7,850,966)	(28,610,261)	(69,798,416)
Fund Share Transactions
Proceeds from sale of shares	13,803,121	9,605,484	97,163,173	217,262,618
Proceeds from shares issued to shareholders due to reinvestment of distributions	137,529	7,556,283	27,180,359	65,990,125
	13,940,650	17,161,767	124,343,532	283,252,743
Cost of shares redeemed	(13,779,883)	(20,932,739)	(390,798,548)	(334,510,677)
Net increase (decrease) in net assets from Fund share transactions	160,767	(3,770,972)	(266,455,016)	(51,257,934)
Net increase (decrease) in net assets	(2,746,546)	(15,006,907)	(357,090,796)	(213,071,797)
Net assets at the beginning of period	23,616,692	38,623,599	552,310,766	765,382,563
Net assets at the end of period	$ 20,870,146	$ 23,616,692	$ 195,219,970	$ 552,310,766
See accompanying notes to financial statements.

Financial Highlights
NWQ Global Equity Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/09)
2020	$26.59	$0.57	$(3.10)	$(2.53)	$(0.62)	$ —	$(0.62)	$23.44
2019	27.45	0.69	(0.20)	0.49	(0.72)	(0.63)	(1.35)	26.59
2018	27.34	0.83	0.12	0.95	(0.60)	(0.24)	(0.84)	27.45
2017	24.47	0.94	2.87	3.81	(0.94)	—*	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
Class C (09/09)
2020	26.54	0.40	(3.11)	(2.71)	(0.43)	—	(0.43)	23.40
2019	27.39	0.46	(0.16)	0.30	(0.52)	(0.63)	(1.15)	26.54
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	—*	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
Class R3 (09/09)
2020	26.55	0.51	(3.10)	(2.59)	(0.56)	—	(0.56)	23.40
2019	27.40	0.62	(0.19)	0.43	(0.65)	(0.63)	(1.28)	26.55
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	—*	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
Class I (09/09)
2020	26.60	0.63	(3.10)	(2.47)	(0.68)	—	(0.68)	23.45
2019	27.46	0.74	(0.18)	0.56	(0.79)	(0.63)	(1.42)	26.60
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	—*	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(9.53)%	$ 80,897	1.24%	2.24%	1.11%	2.37%	53%
2.23	103,494	1.19	2.52	1.11	2.60	30
3.42	118,895	1.18	2.85	1.11	2.92	31
15.75	152,606	1.33	3.36	1.11	3.58	86
(4.88)	1,599	3.83	0.36	1.20	2.98	51

(10.18)	14,342	1.99	1.48	1.86	1.61	53
1.45	37,564	1.94	1.68	1.86	1.76	30
2.65	67,535	1.93	2.10	1.86	2.16	31
14.87	81,440	2.03	4.24	1.86	4.41	86
(5.57)	382	4.78	(0.81)	1.96	2.01	51

(9.75)	583	1.49	1.96	1.36	2.09	53
1.97	1,069	1.44	2.27	1.36	2.35	30
3.13	1,225	1.43	2.56	1.36	2.63	31
15.48	1,926	1.55	3.77	1.36	3.96	86
(5.09)	306	4.27	(0.30)	1.46	2.52	51

(9.25)	43,978	0.99	2.49	0.86	2.62	53
2.45	63,168	0.94	2.73	0.86	2.81	30
3.69	82,677	0.92	3.08	0.86	3.15	31
16.03	91,922	1.07	3.41	0.86	3.62	86
(4.64)	49,542	1.37	4.68	0.94	5.12	51
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ International Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/99)
2020	$23.39	$0.32	$(2.83)	$(2.51)	$(0.71)	$ —	$(0.71)	$20.17
2019	25.16	0.50	(2.01)	(1.51)	(0.26)	—	(0.26)	23.39
2018	24.91	0.38	0.62	1.00	(0.75)	—	(0.75)	25.16
2017(e)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
Class C (12/99)
2020	22.28	0.16	(2.73)	(2.57)	(0.51)	—	(0.51)	19.20
2019	23.94	0.25	(1.84)	(1.59)	(0.07)	—	(0.07)	22.28
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(e)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
Class R3 (08/08)
2020	23.56	0.26	(2.85)	(2.59)	(0.66)	—	(0.66)	20.31
2019	25.34	0.46	(2.04)	(1.58)	(0.20)	—	(0.20)	23.56
2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
2017(e)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
Class I (12/99)
2020	23.50	0.36	(2.82)	(2.46)	(0.77)	—	(0.77)	20.27
2019	25.29	0.58	(2.04)	(1.46)	(0.33)	—	(0.33)	23.50
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(e)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return (b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate (d)

(11.24)%	$ 17,579	1.33%	1.36%	1.15%	1.55%	22%
(5.90)	23,088	1.32	1.95	1.15	2.11	14
3.92	26,710	1.27	1.34	1.15	1.46	17
14.24	28,490	1.27*	1.78*	1.15*	1.90*	23
(8.38)	30,998	1.34	2.10	1.33	2.11	20
(0.20)	37,581	1.35	0.81	N/A	N/A	30

(11.88)	963	2.08	0.57	1.90	0.76	22
(6.68)	3,055	2.07	0.97	1.90	1.14	14
3.20	9,986	2.02	0.56	1.90	0.68	17
13.47	11,688	2.02*	0.95*	1.90*	1.06*	23
(9.11)	16,182	2.09	1.32	2.08	1.33	20
(0.95)	22,173	2.11	0.12	N/A	N/A	30

(11.47)	708	1.58	1.03	1.40	1.21	22
(6.17)	1,248	1.57	1.78	1.40	1.95	14
3.71	1,391	1.52	1.20	1.40	1.31	17
13.97	1,095	1.51*	1.59*	1.40*	1.70*	23
(8.63)	1,398	1.59	1.85	1.58	1.86	20
(0.44)	1,352	1.61	0.59	N/A	N/A	30

(11.00)	91,781	1.08	1.49	0.90	1.68	22
(5.67)	218,300	1.07	2.31	0.90	2.48	14
4.20	251,067	1.02	1.65	0.90	1.76	17
14.51	255,113	1.02*	2.25*	0.90*	2.36*	23
(8.17)	179,707	1.09	2.37	1.08	2.38	20
0.02	224,970	1.11	1.12	N/A	N/A	30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the eleven months ended June 30, 2017. Periods prior to 2017 are for the fiscal year ended July 31.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to June 30, 2016.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Multi-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2020	$32.55	$ 0.66	$(5.70)	$(5.04)	$(0.38)	$ —	$(0.38)	$27.13
2019	31.84	0.26	0.45	0.71	—	—	—	32.55
2018(e)	29.15	(0.18)	3.42	3.24	(0.55)	—	(0.55)	31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
Class C (12/02)
2020	30.40	0.42	(5.37)	(4.95)	(0.13)	—	(0.13)	25.32
2019	29.97	(0.02)	0.45	0.43	—	—	—	30.40
2018(e)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
Class I (11/97)
2020	32.83	0.75	(5.75)	(5.00)	(0.46)	—	(0.46)	27.37
2019	32.03	0.34	0.46	0.80	—	—	—	32.83
2018(e)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(15.73)%	$29,133	1.30%	2.15%	1.15%	2.30%	54%
2.23	42,199	1.26	0.73	1.15	0.84	23
11.14	30,003	1.24	(0.67)	1.15	(0.58)	118
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28

(16.37)	1,632	2.05	1.41	1.90	1.56	54
1.43	2,672	2.01	(0.17)	1.90	(0.06)	23
10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28

(15.51)	24,403	1.05	2.41	0.90	2.56	54
2.50	38,712	1.01	0.97	0.90	1.08	23
11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Per share Net investment income (loss) and Net Investment Income (Loss) to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the fiscal year ended June 30, 2018. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$ 0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class I	0.28	0.83	0.92
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Large-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2020	$ 5.15	$0.12	$(0.62)	$(0.50)	$(0.09)	$(0.60)	$(0.69)	$3.96
2019	6.72	0.07	(0.19)	(0.12)	(0.03)	(1.42)	(1.45)	5.15
2018	7.88	0.06	0.61	0.67	(0.17)	(1.66)	(1.83)	6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
Class C (12/06)
2020	4.36	0.07	(0.51)	(0.44)	(0.04)	(0.60)	(0.64)	3.28
2019	5.95	0.02	(0.19)	(0.17)	—	(1.42)	(1.42)	4.36
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
Class R3 (09/09)
2020	5.07	0.10	(0.61)	(0.51)	(0.07)	(0.60)	(0.67)	3.89
2019	6.64	0.06	(0.20)	(0.14)	(0.01)	(1.42)	(1.43)	5.07
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
Class I (12/06)
2020	5.17	0.13	(0.62)	(0.49)	(0.10)	(0.60)	(0.70)	3.98
2019	6.75	0.08	(0.19)	(0.11)	(0.05)	(1.42)	(1.47)	5.17
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(12.08)%	$ 4,233	1.40%	2.16%	1.00%	2.56%	59%
1.96	4,395	1.27	0.99	1.00	1.26	35
8.71	4,556	1.19	0.64	1.00	0.83	48
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32

(12.62)	1,758	2.15	1.41	1.75	1.82	59
1.21	2,882	2.02	0.22	1.75	0.48	35
7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32

(12.32)	69	1.65	1.93	1.25	2.34	59
1.65	79	1.52	0.75	1.25	1.01	35
8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32

(11.81)	13,196	1.15	2.40	0.75	2.81	59
2.13	38,538	1.02	1.20	0.75	1.46	35
8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small/Mid-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2020	$23.47	$ 0.11	$(3.45)	$(3.34)	$(0.08)	$ —	$(0.08)	$20.05
2019	36.02	0.08	(3.94)	(3.86)	—	(8.69)	(8.69)	23.47
2018	33.23	(0.08)	4.61	4.53	(0.01)	(1.73)	(1.74)	36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
Class C (12/06)
2020	20.33	(0.03)	(3.01)	(3.04)	—	—	—	17.29
2019	32.87	(0.12)	(3.73)	(3.85)	—	(8.69)	(8.69)	20.33
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
Class R3 (09/09)
2020	22.39	0.06	(3.31)	(3.25)	(0.02)	—	(0.02)	19.12
2019	34.94	0.01	(3.87)	(3.86)	—	(8.69)	(8.69)	22.39
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
Class R6 (06/16)
2020	24.15	0.21	(3.54)	(3.33)	(0.18)	—	(0.18)	20.64
2019	36.62	0.20	(3.98)	(3.78)	—	(8.69)	(8.69)	24.15
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2020	23.99	0.19	(3.55)	(3.36)	(0.14)	—	(0.14)	20.49
2019	36.50	0.16	(3.98)	(3.82)	—	(8.69)	(8.69)	23.99
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	—*	(0.96)	(0.96)	—	—	—	28.05

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(14.29)%	$ 2,599	1.85%	(0.01)%	1.31%	0.54%	58%
(6.42)	3,137	1.73	(0.13)	1.31	0.29	54
13.98	4,512	1.53	(0.46)	1.31	(0.24)	49
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49

(14.95)	763	2.60	(0.73)	2.06	(0.19)	58
(7.13)	1,374	2.48	(0.90)	2.06	(0.47)	54
13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49

(14.52)	304	2.10	(0.23)	1.56	0.32	58
(6.65)	541	1.98	(0.38)	1.56	0.04	54
13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49

(13.93)	8,747	1.43	0.42	0.88	0.96	58
(6.03)	9,691	1.32	0.29	0.90	0.72	54
14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
0.00	25	—	—	—	—	—

(14.07)	8,457	1.60	0.34	1.06	0.89	58
(6.19)	8,874	1.48	0.13	1.06	0.55	54
14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
NWQ Small-Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2020	$42.97	$ 0.11	$(6.36)	$(6.25)	$(0.01)	$(2.73)	$(2.74)	$33.98
2019	55.23	0.03	(7.03)	(7.00)	—	(5.26)	(5.26)	42.97
2018	49.16	(0.16)	8.34	8.18	—	(2.11)	(2.11)	55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
Class C (12/04)
2020	37.99	(0.16)	(5.53)	(5.69)	—	(2.73)	(2.73)	29.57
2019	49.96	(0.28)	(6.43)	(6.71)	—	(5.26)	(5.26)	37.99
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
Class R3 (09/09)
2020	42.06	—*	(6.19)	(6.19)	—	(2.73)	(2.73)	33.14
2019	54.33	(0.10)	(6.91)	(7.01)	—	(5.26)	(5.26)	42.06
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
Class R6 (02/13)
2020	44.93	0.28	(6.63)	(6.35)	(0.19)	(2.73)	(2.92)	35.66
2019	57.24	0.22	(7.27)	(7.05)	—	(5.26)	(5.26)	44.93
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	—*	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
Class I (12/04)
2020	44.43	0.20	(6.57)	(6.37)	(0.12)	(2.73)	(2.85)	35.21
2019	56.75	0.16	(7.22)	(7.06)	—	(5.26)	(5.26)	44.43
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(15.95)%	$ 24,846	1.35%	0.28%	43%
(11.47)	66,539	1.24	0.07	62
16.94	82,161	1.27	(0.31)	67
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39

(16.58)	7,644	2.10	(0.49)	43
(12.14)	13,419	1.99	(0.68)	62
16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39

(16.15)	2,104	1.60	0.01	43
(11.68)	4,832	1.49	(0.21)	62
16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39

(15.55)	6,315	0.91	0.70	43
(11.12)	10,899	0.86	0.46	62
17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39

(15.75)	154,309	1.10	0.51	43
(11.26)	456,623	0.99	0.33	62
17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.
The end of the reporting period for the Funds is June 30, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$22,143,700	15.8%
Japan	12,228,909	8.7
United Kingdom	9,720,885	6.9
France	7,492,795	5.4
South Korea	6,292,516	4.5
Belgium	2,874,409	2.1
Singapore	2,189,976	1.6
Netherlands	2,125,727	1.5
China	1,962,783	1.4
Other	5,661,677	4.1
Total non-U.S. securities	$72,693,377	52.0%

NWQ International Value	Value	% of Net Assets
Country:
Japan	$ 28,278,919	25.5%
Germany	18,061,796	16.3
United Kingdom	11,074,486	10.0
Netherlands	8,045,305	7.2
South Korea	7,620,698	6.9
France	6,975,732	6.3
Switzerland	6,864,548	6.2
Belgium	3,938,699	3.5
Singapore	3,252,938	2.9
Other	11,065,693	9.9
Total non-U.S. securities	$105,178,814	94.7%
Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However,each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Con-duct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a changes to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NWQ Global Equity Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$68,010,703	$63,702,914**	$ —	$131,713,617
Convertible Preferred Securities	6,685,477	—	—	6,685,477
Total	$74,696,180	$63,702,914	$ —	$138,399,094

Notes to Financial Statements (continued)
NWQ International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$19,725,381	$89,494,042**	$ —	$109,219,423
Short-Term Investments:
Repurchase Agreements	—	1,501,911	—	1,501,911
Total	$19,725,381	$90,995,953	$ —	$110,721,334

NWQ Multi-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$55,095,896	$ —	$ —	$55,095,896
Common Stock Rights	1,111	—	—	1,111
Total	$55,097,007	$ —	$ —	$55,097,007

NWQ Large-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,897,254	$ —	$ —	$18,897,254
Common Stock Rights	359	—	—	359
Short-Term Investments:
Repurchase Agreements	—	349,252	—	349,252
Total	$18,897,613	$349,252	$ —	$19,246,865

NWQ Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$19,625,068	$ —	$ —	$19,625,068
Short-Term Investments:
Repurchase Agreements	—	1,642,392	—	1,642,392
Total	$19,625,068	$1,642,392	$ —	$21,267,460

NWQ Small-Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$190,857,030	$ —	$ —	$190,857,030
Short-Term Investments:
Repurchase Agreements	—	3,763,303	—	3,763,303
Total	$190,857,030	$3,763,303	$ —	$194,620,333

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value Fund	Fixed Income Clearing Corporation	$1,501,911	$(1,501,911)	$ —
NWQ Large-Cap Value	Fixed Income Clearing Corporation	349,252	(349,252)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,642,392	(1,642,392)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	3,763,303	(3,763,303)	—

* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$ 90,701,267	$ 38,849,779	$38,381,130	$21,817,046	$12,872,053	$161,239,155
Sales and maturities	130,902,506	153,927,828	51,506,175	42,460,893	12,401,041	419,907,550
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Options Transactions
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, NWQ Global Equity Income wrote call options to manage risk and hedge against adverse movement in securities held in the portfolio.
The average notional amount of outstanding options written during the current fiscal period was as follows:
NWQ Global Equity Income
Average notional amount of outstanding options written*	$0
*     The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund wrote call options during the current fiscal period. However, the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options writ-ten on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net RealizedGain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$62,265	$ —

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 6/30/20		Year Ended 6/30/19
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	622,088	$ 15,874,130	778,229	$ 21,108,373
Class A – automatic conversion of Class C Shares	5,470	145,931	9,163	250,163
Class C	5,049	123,856	15,721	412,794
Class R3	3,295	78,065	7,360	190,925
Class I	348,559	8,830,076	403,209	10,804,122
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	87,786	2,061,101	208,185	5,209,913
Class C	14,057	331,546	67,002	1,659,600
Class R3	525	12,254	1,286	32,148
Class I	59,328	1,400,240	143,481	3,596,639
Class T(1)	—	—	—	—
	1,146,157	28,857,199	1,633,636	43,264,677
Shares redeemed:
Class A	(1,156,215)	(28,840,988)	(1,435,718)	(37,839,595)
Class C	(816,149)	(20,603,778)	(1,123,707)	(30,028,575)
Class C – automatic conversion to Class A Shares	(5,485)	(145,931)	(9,185)	(250,163)
Class R3	(19,185)	(488,912)	(13,089)	(338,996)
Class I	(906,880)	(22,320,910)	(1,183,341)	(30,904,869)
Class T(1)	—	—	(919)	(23,190)
	(2,903,914)	(72,400,519)	(3,765,959)	(99,385,388)
Net increase (decrease)	(1,757,757)	$(43,543,320)	(2,132,323)	$(56,120,711)

(1)	Class T Shares were not available for public offering.

	Year Ended 6/30/20		Year Ended 6/30/19
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	144,734	$ 3,155,152	319,073	$ 7,685,483
Class A – automatic conversion of Class C Shares	—	—	5,681	142,233
Class C	4,492	97,867	7,181	157,381
Class R3	16,427	357,832	18,907	443,686
Class I	838,110	17,489,532	2,672,117	61,831,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	24,604	593,941	11,363	238,747
Class C	1,456	33,566	610	12,258
Class R3	722	17,576	326	6,907
Class I	228,746	5,540,231	147,815	3,115,943
	1,259,291	27,285,697	3,183,073	73,634,532
Shares redeemed:
Class A	(284,696)	(6,207,432)	(410,523)	(9,475,463)
Class C	(92,950)	(1,978,088)	(281,899)	(6,524,926)
Class C – automatic conversion to Class A Shares	—	—	(5,973)	(142,233)
Class R3	(35,273)	(765,049)	(21,154)	(495,614)
Class I	(5,827,938)	(130,342,457)	(3,456,461)	(80,371,822)
	(6,240,857)	(139,293,026)	(4,176,010)	(97,010,058)
Net increase (decrease)	(4,981,566)	$(112,007,329)	(992,937)	$(23,375,526)

	Year Ended 6/30/20		Year Ended 6/30/19
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,163	$ 831,217	611,991	$ 19,529,905
Class A – automatic conversion of Class C Shares	—	—	7,212	232,170
Class C	9,896	294,603	13,625	399,412
Class R3(2)	18	589	848	25,841
Class I	94,046	2,728,559	164,869	5,140,580
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,379	386,309	—	—
Class C	270	8,599	—	—
Class R3(2)	—	—	—	—
Class I	14,127	483,275	—	—
	156,899	4,733,151	798,545	25,327,908
Shares redeemed:
Class A	(261,055)	(7,900,748)	(265,308)	(8,229,225)
Class C	(33,617)	(949,685)	(623,582)	(18,789,692)
Class C – automatic conversion to Class A Shares	—	—	(7,665)	(232,170)
Class R3(2)	(2,716)	(87,803)	(133)	(4,131)
Class I	(395,603)	(11,417,365)	(234,810)	(7,283,437)
	(692,991)	(20,355,601)	(1,131,498)	(34,538,655)
Net increase (decrease)	(536,092)	$(15,622,450)	(332,953)	$ (9,210,747)

(2)	Effective August 5, 2019, Class R3 Shares of NWQ Multi-Cap Value are no longer being offered for sale.

Notes to Financial Statements (continued)
	Year Ended 6/30/20		Year Ended 6/30/19
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	354,482	$ 1,507,248	262,431	$ 1,307,006
Class A – automatic conversion of Class C Shares	—	—	26,921	181,682
Class C	51,999	222,083	43,712	205,716
Class I	966,472	4,118,122	816,384	4,526,775
Shares issued to shareholders due to reinvestment of distributions:
Class A	115,189	559,866	196,051	863,725
Class C	94,967	380,680	216,662	805,983
Class R3	2,211	10,558	3,853	16,677
Class I	915,103	4,472,648	2,147,477	9,519,941
	2,500,423	11,271,205	3,713,491	17,427,505
Shares redeemed:
Class A	(254,333)	(1,178,132)	(309,754)	(1,774,431)
Class C	(271,314)	(1,012,392)	(287,156)	(1,361,335)
Class C – automatic conversion to Class A Shares	—	—	(30,390)	(181,682)
Class R3	(3)	(13)	—	—
Class I	(6,018,921)	(25,610,392)	(4,457,866)	(26,318,649)
	(6,544,571)	(27,800,929)	(5,085,166)	(29,636,097)
Net increase (decrease)	(4,044,148)	$(16,529,724)	(1,371,675)	$(12,208,592)

	Year Ended 6/30/20		Year Ended 6/30/19
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,443	$ 540,705	41,558	$ 1,182,252
Class A – automatic conversion of Class C Shares	—	—	268	9,739
Class C	4,020	81,806	28,914	550,654
Class R3	1,977	45,279	6,821	146,076
Class R6	168,348	3,814,627	137,160	3,655,022
Class I	414,155	9,320,704	150,499	4,061,741
Shares issued to shareholders due to reinvestment of distributions:
Class A	343	8,662	40,904	815,194
Class C	—	—	34,968	605,997
Class R3	14	334	5,369	102,174
Class R6	2,861	74,018	108,198	2,213,728
Class I	2,120	54,515	187,767	3,819,190
	619,281	13,940,650	742,426	17,161,767
Shares redeemed:
Class A	(29,770)	(645,695)	(74,347)	(2,000,947)
Class C	(27,507)	(536,103)	(93,156)	(2,112,542)
Class C – automatic conversion to Class A Shares	—	—	(294)	(9,739)
Class R3	(10,230)	(226,901)	(9,971)	(273,987)
Class R6	(148,637)	(3,366,219)	(107,069)	(3,043,036)
Class I	(373,549)	(9,004,965)	(530,677)	(13,492,488)
	(589,693)	(13,779,883)	(815,514)	(20,932,739)
Net increase (decrease)	29,588	$ 160,767	(73,088)	$ (3,770,972)

	Year Ended 6/30/20		Year Ended 6/30/19
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	175,052	$ 6,835,666	593,975	$ 26,454,692
Class A – automatic conversion of Class C Shares	—	—	2,077	116,325
Class C	31,930	1,181,204	61,304	2,396,937
Class R3	20,998	776,149	306,258	16,150,341
Class R6	368,855	17,044,216	90,480	4,088,822
Class I	1,791,421	71,325,938	3,656,466	168,055,501
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,977	2,133,928	179,789	6,844,564
Class C	18,820	716,456	51,261	1,732,639
Class R3	2,499	106,326	27,801	1,037,550
Class R6	22,059	1,010,576	19,089	758,430
Class I	513,460	23,213,073	1,414,470	55,616,942
	2,994,071	124,343,532	6,402,970	283,252,743
Shares redeemed:
Class A	(1,041,299)	(43,111,310)	(714,805)	(32,128,608)
Class C	(145,455)	(4,977,208)	(191,878)	(7,963,259)
Class C – automatic conversion to Class A Shares	—	—	(2,297)	(116,325)
Class R3	(74,868)	(2,932,323)	(365,123)	(15,053,499)
Class R6	(456,369)	(20,266,869)	(60,786)	(2,868,562)
Class I	(8,199,620)	(319,510,838)	(6,114,452)	(276,380,424)
	(9,917,611)	(390,798,548)	(7,449,341)	(334,510,677)
Net increase (decrease)	(6,923,540)	$(266,455,016)	(1,046,371)	$ (51,257,934)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$127,842,636	$100,090,336	$58,434,891	$16,121,807	$19,761,141	$181,263,479
Gross unrealized:
Appreciation	$ 21,018,954	$ 26,399,555	$ 4,678,214	$ 4,316,717	$ 3,325,051	$ 36,907,672
Depreciation	(10,462,496)	(15,768,557)	(8,016,098)	(1,191,659)	(1,818,732)	(23,550,818)
Net unrealized appreciation (depreciation) of investments	$ 10,556,458	$ 10,630,998	$ (3,337,884)	$ 3,125,058	$ 1,506,319	$ 13,356,854
Permanent differences, primarily due to federal taxes paid, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2020, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2020, the Funds' tax year end, were as follows:

Notes to Financial Statements (continued)
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1,2]	$2,231,341	$2,540,508	$734,015	$ 531,610	$69,063	$1,676,033
Undistributed net long-term capital gains	—	—	—	1,384,932	—	—

[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2020 and paid on July 1, 2020.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended June 30, 2020 and June 30, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$4,042,739	$6,312,884	$955,395	$ 798,565	$140,505	$ 1,108,095
Distributions from net long-term capital gains	—	—	—	4,697,127	—	27,502,166

2019	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[2]	$5,975,897	$3,439,018	$ —	$ 401,531	$1,091,245	$ 4,675,365
Distributions from net long-term capital gains	5,631,773	—	—	11,024,705	6,759,721	65,123,051

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of June 30, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NWQ Global Equity Income[3]	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Not subject to expiration:
Short-term	$ 8,668,285	$ 11,471,041	$ 2,205,017	$1,028,116	$36,992,518
Long-term	249,105,382	206,390,089	12,496,716	—	—
Total	$257,773,667	$217,861,130	$14,701,733	$1,028,116	$36,992,518

[3]	NWQ Global Equity Income's capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next eighteen years, at which point the annual limitation will further be reduced to approximately $1.2 million.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2020, the complex-level fee for each Fund was 0.1582%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that the total annual Fund operating expenses(excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposingof portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for thetime periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annualFund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated ormodified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with theapproval of the shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2022	N/A
NWQ International Value	0.94	July 31, 2022	N/A
NWQ Multi-Cap Value	0.94	July 31, 2022	N/A
NWQ Large-Cap Value	0.79	July 31, 2022	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2022	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
N/A-Not Applicable.

Notes to Financial Statements (continued)
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected (Unaudited)	$17,025	$2,047	$4,957	$7,995	$3,036	$4,854
Paid to financial intermediaries (Unaudited)	14,904	1,767	4,355	7,035	2,656	4,266
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances (Unaudited)	$619	$473	$314	$1,630	$430	$10,332
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained (Unaudited)	$10,421	$1,127	$1,672	$1,069	$739	$11,856
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained (Unaudited)	$8,065	$63	$496	$ —	$207	$1,169
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Nuveen owned shares	—%*	—%*	—%*

*	Rounds to less than 1%.

8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund paid qualifying taxes of $371,304 and $525,014, respectively, and earned $3,329,287 and $5,211,052 of foreign source income, respectively, during the fiscal year ended June 30, 2020. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund hereby designate $0.06 and $0.10 per share as foreign taxes paid, respectively, and $0.56 and $0.95 per share as income earned from foreign sources, respectively, for the fiscal year ended June 30, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2020:
	NWQ Large-Cap Value	NWQ Small-Cap Value
Long-Term Capital Gain Dividends	$5,003,233	$27,502,166
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	% of DRD	% of QDI
Nuveen NWQ Global Equity Income Fund	41.7%	100.0%
Nuveen NWQ International Value Fund	0.0%	100.0%
Nuveen NWQ Multi-Cap Value Fund	100.0%	100.0%
Nuveen NWQ Large-Cap Value Fund	100.0%	100.0%
Nuveen NWQ Small/Mid-Cap Value Fund	100.0%	100.0%
Nuveen NWQ Small-Cap Value Fund	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings)less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile of its Performance Peer Group Fund for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- , three- and five- year periods ended March 31, 2020. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ International Value Fund (the “International Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. The Fund also ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile for the three- and five-year periods ended March 31, 2020. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the third quartile of its Performance Peer Group for the three-year period ended December 31, 2019 and the fourth quartile of its Performance Peer Group for the five-year period ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and fourth quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance during the first quarter and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.

For Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund also ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019 and the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen NWQ Small- Cap Value Fund (the “Small-Cap Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the five-year period ended December 31, 2019 and the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019. Further, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the Multi-Cap Value Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average; and (ii) the Global Equity Income Fund, International Value Fund, Large-Cap Value Fund, Small/Mid-Cap Value Fund and Small-Cap Value Fund each had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; and foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not gen-

erally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including (i) the temporary expense caps applicable to the Global Equity Income Fund, the International Value Fund and the Multi-Cap Value Fund; (ii) the permanent expense cap applicable to the Small-Cap Value Fund; and (iii) the temporary and permanent expense caps applicable to the Large-Cap Value Fund and the Small/Mid-Cap Value Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	154
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	154
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	154
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	154
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	154
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	154

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	154
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	154

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated as assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of Fedex Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NWQ-0620D1300420-INV-Y-08/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ International Value Fund	19,390	0	0	0

Total	$19,390	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ International Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ International Value Fund	19,565	0	7,167	0

Total	$19,565	$0	$7,167	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ International Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ International Value Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ International Value Fund	7,167	0	0	7,167

Total	$7,167	$0	$0	$7,167

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020